As filed with the Securities and Exchange Commission on August 22, 2008

Securities Act Registration No. 333-7305

Investment Company Act Registration No. 811-7685

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[Ö]

Pre-Effective Amendment No. _____	[ ]

Post-Effective Amendment No. 43	[Ö]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[Ö]

Amendment No. 44

FRONTEGRA FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

400 Skokie Boulevard, Suite 500
Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code:  (847) 509-9860

William D. Forsyth III

400 Skokie Blvd., Suite 500

Northbrook, Illinois  60062

 (Name and Address of Agent for Service)

Copies to:

Carol A. Gehl

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin  53202

It is proposed that this filing will become effective (check appropriate box):

[  ]

immediately upon filing pursuant to paragraph (b) of Rule 485

[  ]

on (date) pursuant to paragraph (b) of Rule 485

[  ]

60 days after filing pursuant to paragraph (a)(1) of Rule 485

[  ]

on (date) pursuant to paragraph (a)(1) of Rule 485

[X]

75 days after filing pursuant to paragraph (a)(2) of Rule 485

[  ]

on (date) pursuant to paragraph (a)(2) of Rule 485

FRONTEGRA FUNDS

PROSPECTUS

Frontegra New Star Emerging Markets Equity Fund

Class Y Shares
Institutional Class Shares

Frontegra Asset Management, Inc.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

_____________ __, 2008

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC
P. O. Box 701
Milwaukee, Wisconsin 53201-0701

1-888-825-2100

The Frontegra New Star Emerging Markets Equity Fund (the “Fund”) is a series of Frontegra Funds, Inc. (the “Company”).

The investment objective of the Fund is to achieve a high total return primarily from capital appreciation.  The Fund invests primarily in a diversified portfolio of foreign equity securities traded in emerging markets.

This Fund’s investment objective may not be changed without shareholder approval.

This Prospectus contains information you should consider before investing in the Fund.  Please read it carefully and keep it for future reference.

TABLE OF CONTENTS

The Fund at a Glance	1
Fees and Expenses of the Fund	3
Principal Investment Strategy	3
Investment Process	4
Prior Performance of New Star	5
Fund Management	6
Your Account	8
Distribution Arrangements	12
Exchange Privilege	13
Valuation of Fund Shares	13
Portfolio Holdings Disclosure Policy	14
Distributions and Tax Treatment	14

You should rely only on the information contained in this Prospectus and in the Statement of Additional Information (“SAI”), which is available upon request.  The Company has not authorized others to provide additional information.  The Company does not authorize use of this Prospectus in any state or jurisdiction where the offering cannot legally be made.

THE FUND AT A GLANCE

Investment Objective.  The Fund seeks a high total return primarily from capital appreciation.

Principal Investment Strategy.  The Fund invests, under normal conditions, at least 80% of net assets (including for this purpose, borrowings for investment purposes) in a diversified portfolio of foreign securities traded in emerging markets.  The Fund invests primarily in equity securities but may also invest in equity related instruments and certain types of fixed-income securities.  The Fund may also invest up to 25% of its total assets in government-backed fixed income securities issued by the governments included in the Morgan Stanley Capital International Emerging Markets Free Index (“MSCI EMF Index”) as an alternative to equities.  In constructing the Fund’s portfolio, the Fund’s subadviser, New Star Institutional Managers Limited (“New Star”), emphasizes companies, industries and countries that it believes have superior long-term growth potential.

Principal Risk Factors.  The main risks of investing in the Fund are:

Market Risks.  The Fund’s investments are subject to market risk, which may cause the value of the Fund’s investments to decline.  If the value of the Fund’s investments goes down, you may lose money.  The share price of the Fund is expected to fluctuate.  Your shares at redemption may be worth less than your initial investment.

Stock Selection Risks.  The stocks selected for the Fund may decline in value or not increase in value when the stock market in general is rising.

Equity Securities Risks.  The Fund invests primarily in equity securities.  Common stocks and other equity securities generally fluctuate in value based on the earnings of the company and on general industry and market conditions.  A fund that invests a significant amount of its assets in common stocks and other equity securities is likely to have greater fluctuation in share price than a fund that invests a significant portion of its assets in fixed income securities.

Liquidity Risks.  Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that New Star would like to sell.  New Star may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Foreign Securities Risks.  The Fund invests predominantly in securities of companies in foreign countries.  Foreign investments involve additional risks, including less liquidity, currency-rate fluctuations, political and economic instability, differences in financial reporting standards and less strict regulation of the securities markets.

Currency Risks.  Investments in foreign securities denominated and traded in foreign currencies involve additional risks.  The value of the Fund’s foreign securities as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates.  In addition, the Fund may incur costs in connection with conversions between various currencies.

Emerging Markets Risks.  The risks of foreign investments typically are greater in emerging markets.  Less developed countries may have smaller securities markets and lower trading volumes, which may lead to greater price volatility.  These countries may have less developed legal and accounting structures and are more likely to experience high levels of inflation, deflation or currency devaluations, which could adversely affect their economies and securities markets.

Settlement Risks.  Settlement problems are more prominent in the emerging market countries, which may: (i) result in temporary periods when assets of the Fund are not invested and no return is earned thereon; (ii) cause the Fund to miss attractive investment opportunities; and (iii) restrict the Fund’s ability to dispose of a portfolio security, which, in turn, may result in a failed settlement of a sale and subsequent liability to the purchaser as well as in losses to the Fund due to subsequent declines in the value of such portfolio security.

Government Control Risks.  Governments of certain emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector.  In certain cases, the government owns or controls many companies, including the largest ones, in the country.  Accordingly, government actions may have a

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significant effect on economic conditions in such countries, which could affect private sector companies and the Fund as well as the value of the securities in the Fund’s portfolio.

Region or Sector Risks.  The Fund may invest a higher percentage of its total assets in a particular region or sector of international markets.  In such a case, changes affecting that region or sector may have a significant impact on the Fund’s overall portfolio.

Non-U.S. Government Securities Risks.  The Fund may invest up to 25% of its total assets in government-backed fixed income securities issued by the governments included in the MSCI EMF Index.  These fixed income securities may be (i) so called “non-dollar bonds” or (ii) U.S. dollar foreign bonds.  Non-dollar bonds are debt instruments with interest and/or principal payable in currencies other than the U.S. dollar and may be issued by foreign governments and U.S. and international agencies and corporations.  For U.S.-based investors, non-dollar bonds entail foreign currency risk as described above.  U.S. dollar foreign bonds are debt instruments issued by foreign governments, supra-national foreign organizations, foreign subsidiaries of U.S. multi-national companies, foreign corporations and offshore registered entities payable in U.S. dollars.  While there is no direct foreign currency risk for U.S. holders, indirect foreign currency risk and the other foreign risk factors apply to the foreign issuers of U.S. dollar foreign bonds.

Management Risk.  The Fund is subject to management risk as an actively-managed investment portfolio.  New Star and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.  If New Star is not able to select better-performing securities, the Fund may lose money.

Who Should Invest.  The Fund is suitable for long-term investors only and is not designed as a short-term investment vehicle.  The Fund may be an appropriate investment for you if you:

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Seek a high total return primarily from capital appreciation; and

•

Want to include an emerging markets fund in your portfolio.

Performance of the Fund.  Performance information for the Fund is not included because the Fund did not commence operations until after the date of this Prospectus.

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FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Class Y	Institutional Class
Shareholder Fees
(fees paid directly from your investment)(1)	NONE	NONE
Redemption Fee (as a percentage of amount redeemed)(2)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)(3)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	NONE
Other Expenses(3) (4)	0.52%	0.37%
Total Annual Fund Operating Expenses(3) (4)	1.77%	1.37%
Fee Waiver/Expense Reimbursement(5)	(0.27%)	(0.27%)
Net Expenses	1.50%	1.10%

____________

(1)

The Fund will charge a service fee of $25 for checks that do not clear and may impose a service fee of $15 on shares redeemed by wire.

(2)

A redemption fee of 2.00% of the then current value of the shares redeemed may be imposed on certain redemptions of shares made within 30 days from the date of purchase.

(3)

Stated as a percentage of the Fund’s average daily net assets.

(4)

“Other Expenses” and “Total Annual Fund Operating Expenses” are estimates for the Fund’s first fiscal period ended June 30, 2009 and, with respect to Class Y shares, include a shareholder servicing fee of 0.15%

(5)

Pursuant to an expense cap agreement between Frontegra Asset Management, Inc. (“Frontegra”) and the Company, Frontegra has agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.50% of the Fund’s average daily net assets for Class Y shares and 1.10% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to renewal.  “Other Expenses” are presented before any waivers or expense reimbursements.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that your dividends and distributions have been reinvested, that the Fund’s operating expenses remain the same each year and that Frontegra’s fee waiver/expense reimbursement discussed above will not continue beyond October 31, 2009.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years
Class Y	$153	$531
Institutional Class	$112	$407

PRINCIPAL INVESTMENT STRATEGY

The Fund invests primarily in foreign securities traded in emerging markets.  Under normal market conditions, the Fund invests at least 80% of its assets (including for this purpose, borrowings for investment purposes), determined

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at the time of purchase, in these securities.  Shareholders will be provided with at least 60 days’ prior notice of any change in this policy.  While the Fund invests primarily in equity securities, it may also invest in (i) equity related instruments, including, but not limited to, warrants, convertibles, preferred shares and depositary receipts, when, in the opinion of New Star, these instruments would offer a more attractive investment than the underlying equity security, and (ii) certain types of fixed-income securities, including, but not limited to, debentures, notes, commercial paper or other evidences of indebtedness.  The Fund may also invest up to 25% of its total assets in government-backed fixed income securities issued by the governments included in the MSCI EMF Index as an alternative to equities.  The maximum investment (at the time of purchase) in the securities of any one company will be restricted to 5% of the Fund’s total assets.  The Fund will not hold more than the lesser of 5% of any single company or 10% of the free float of any single company.  Forward exchange contracts may be entered into for currency hedging purposes.  Any cash held pending investment is invested in short term money market securities.

The performance benchmark against which the Fund measures its performance is the MSCI EMF Index, measured in U.S. Dollar terms.  MSCI EMF Index is a market capitalization weighted index of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa.  The Fund may also invest from time to time on an opportunistic basis in countries not included in the MSCI EMF Index.

The Fund may invest up to 100% of its total assets in cash and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions and in other limited circumstances, such as in the case of unusually large cash inflows or redemptions.  When so invested, the Fund may not achieve its investment objective.

INVESTMENT PROCESS

The central tenets of New Star’s investment approach are as follows:  (i) that stock markets frequently do not make sufficient distinction between financially sound businesses and companies that are consistently destroying shareholder value; (ii) that companies achieving rates of return on capital in excess of their cost of capital will provide superior long term performance; (iii) that earnings are driven by growth and management while valuations move with liquidity and sentiment; (iv) that the country impact remains an important contributor to performance in emerging economies; and (v) that superior long term performance is best achieved by constantly seeking small gains from all components of the portfolio with the tight control of risk.  In the event the investment approach of the Fund is changed, prior notice will be given to all shareholders.  While New Star has considerable confidence in its investment philosophy, it cannot provide assurance to shareholders that the expected investment results will actually be achieved.

New Star’s decision making body is a team of equity portfolio managers who work together in London, United Kingdom.  Each team member follows a group of sectors and companies in an assigned geographic region and provides inputs into the group decision making.  The team researches companies but also considers the country and sector environment in which they operate.

The Fund’s portfolio is constructed by investing in companies that New Star believes are adding shareholder value with an emphasis on those operating in sectors and countries where the environment is considered positive.  The portfolio’s ex-ante tracking error  is estimated and the Fund’s portfolio adjusted if the aggregate tracking error or the contributions to tracking error from the portfolio’s components are not consistent with New Star’s assessment of appropriate risk.  Tracking error is the difference between the returns of the fund and the benchmark.  As a result, the actual tracking error can only be measured after the event (ex-post).  However, in order to manage and control risk, New Star estimates what the tracking error will be in the future (ex-ante) using risk modeling software such as BARRA.  As part of its portfolio construction process, New Star builds a sample portfolio, checks its tracking error with a risk model, and then adjusts it as required.

Company research is the responsibility of the portfolio managers and analysts.  New Star relies heavily on outside sources of research for information on individual companies and utilizes broker research, dedicated research products, financial databases and published information received directly from companies.  Portfolio managers also make regular company visits and participate in analyst meetings.  All securities considered for purchase are analyzed

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using “Economic Value Added” methodology which seeks to identify the factors driving company profitability, to highlight companies to avoid and to make cross border comparisons easier.  This methodology attempts to capture the true economic profit of a company by measuring a company’s financial performance based on the residual wealth calculated by deducting the cost of capital from its net operating profit after taxes.

Portfolio decisions are monitored on an ongoing basis from an economic, market and individual security perspective.  Regular meetings are held that review performance of an individual company’s security, the environment for sectors and countries, portfolio construction and implied risk and New Star’s overall investment strategy.  New Star uses a group process, and all portfolios with the same benchmark and investment guidelines are invested, as far as is practicable, in the same securities with the same asset allocation between sectors and countries.

PRIOR PERFORMANCE OF NEW STAR

The following table shows the historical composite performance data for all of New Star's accounts which have investment objectives, policies, strategies and risks substantially similar to the Fund, known as the New Star Emerging Markets composite (the "Composite"). The Composite is comprised solely of accounts which, unlike the Fund, are tax-exempt.

The Composite has not been subject to the same types of expenses to which the Fund is subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Internal Revenue Code of 1986, as amended (the “Code”), and the Investment Company Act of 1940, as amended (the “1940 Act”), respectively. Consequently, the performance results for the Composite could have been adversely affected if the Composite had been regulated under the federal securities and tax laws. The data is provided to illustrate the past performance of New Star in managing a substantially similar portfolio as measured against the MSCI Emerging Market index and does not represent the performance of the Fund. You should not consider this performance data as an indication of the future performance of the Fund or New Star.

New Star has prepared and presented this performance data in compliance with the Global Investment Performance Standards (GIPS®).

The Composite was created in March 1996 and is expressed in U.S. dollars.  The Composite contains all global emerging market portfolios managed for U.S. tax-exempt clients.  New Star is a disciplined, research-based, process-driven, active manager that combines a stock selection process using Economic Value Added (EVA©) analysis with country analysis that includes consideration of liquidity and political risk. Portfolios are focused on companies with a distinct competitive advantage, which are able to generate a high or improving return on invested capital, with good earnings momentum.

Returns are included in the Composite after the first full month for which the portfolio is under management.  There is no minimum asset level below which portfolios are not included in the Composite.  Results are time and asset weighted.  The Composite is valued monthly and portfolio returns are asset weighted using beginning of month valuations.  The Composite does not include subsections of larger portfolios, i.e., balanced portfolio segments are not included in single asset composites.  There are no known inconsistencies in exchange rates used among the portfolios in the Composite and between the Composite and the benchmark.  No alteration of the Composite has occurred because of changes in personnel or for other reasons.

If the Fund's expenses had been deducted from the Composite's returns, the returns would be lower than those shown. The results of the Composite are not intended to predict or suggest the future returns of the Fund.

New Star Institutional Managers

New Star Emerging Markets Composite Performance History: 03/01/96-07/31/08(1)

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Periods Ended 07/31/08	New Star Emerging Markets Composite Total Return	MSCI Emerging Market Index(2)
1 Year	-5.74%	-4.09%
3 Years	22.96%	23.09%
5 Years	27.70%	27.61%
10 Years	16.12%	14.72%
From Inception(3)	12.68%	9.05%

____________

(1)	Return information for the Fund is not included in this Prospectus because the Fund did not commence operations until after the date of this Prospectus.
(2)

     The MSCI Emerging Market Index is an unmanaged market cap-weighted index of companies in developing markets. The index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities.

(3)	The Composite commenced operations on March 1, 1996.

FUND MANAGEMENT

Under the laws of the State of Maryland, the Board of Directors of the Company (the “Board of Directors”) is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.  The Company has entered into an investment advisory agreement with Frontegra (the “Investment Advisory Agreement”), pursuant to which Frontegra supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  Frontegra has entered into a subadvisory agreement with New Star under which New Star serves as the Fund’s portfolio manager and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Frontegra provides office facilities for the Fund and pays the salaries, fees and expenses of all officers and directors of the Fund who are interested persons of Frontegra.

A discussion regarding the Board of Directors’ basis for approving the Fund’s investment advisory agreement and subadvisory agreement will be included in the Fund’s semi-annual report for the period ended December 31, 2008.

Adviser.  The Company is managed by Frontegra, which supervises the management of the Fund’s portfolio by the subadviser and administers the Company’s business affairs.  Frontegra was organized in 1996 and is located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062.  On August 1, 2008, Mr. William D. Forsyth III acquired 100% of the ownership interest in Frontegra and Frontegra Strategies, LLC, the Fund’s principal distributor (the “Distributor”) (the “Transaction”).   Prior to the consummation of the Transaction, Mr. Forsyth and Thomas J. Holmberg, Jr. each owned 50% of Frontegra and the Distributor.  Pursuant to the Transaction and effective August 1, 2008, Mr. Holmberg no longer holds an ownership interest in Frontegra or the Distributor, and has resigned from his positions at Frontegra, the Distributor and the Company.  Prior to the consummation of the Transaction, Mr. Forsyth and Mr. Holmberg were co-Presidents of the Company, Frontegra and the Distributor.  Effective August 1, 2008, Mr. Forsyth assumed the positions of President and Secretary of the Company.  Additionally, effective August 1, 2008, Elyce D. Dilworth, Chief Compliance Officer of

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the Company and the Adviser, assumed the positions of Treasurer and Assistant Secretary of the Company.

Under the Investment Advisory Agreement, the Fund compensates Frontegra at the annual rate of 1.00% of the Fund’s average daily net assets.  Pursuant to an expense cap agreement between Frontegra and the Fund, Frontegra agreed to waive its management fee and/or reimburse the Fund’s operating expenses to the extent necessary to ensure that the Fund’s total operating expenses do not exceed 1.50% of the Fund’s average daily net assets for Class Y shares and 1.10% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by Frontegra or the Fund prior to any such renewal.  The expense cap agreement has the effect of lowering the overall expense ratio for the Fund and increasing the Fund’s overall return to investors during the time any such amounts are waived and/or reimbursed.

New Star.  New Star is an independent London-based manager of international equities and fixed income securities.  New Star is located at 1 Knightsbridge Green, London, United Kingdom, SW1X 7NE.  New Star is authorized and regulated by the Financial Services Authority for the conduct of investment business in the United Kingdom and is a registered investment adviser with the U.S. Securities and Exchange Commission (“SEC”).  Under the subadvisory agreement, New Star is compensated by Frontegra for its investment advisory services at the annual rate of ____% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above.    New Star provides continuous advice and recommendations concerning the Fund’s investments and is responsible for selecting the broker-dealers who execute the portfolio transactions.  In addition to providing investment advisory services to the Fund, New Star serves as investment adviser to fund vehicles registered in the United States, European Union, charitable foundations, corporations, institutional investors and private accounts.  As of March 31, 2008, New Star had approximately U.S. $16.1 billion under management.

Investment Policy Committee.  New Star’s Investment Policy Committee (the “Committee”) oversees the day-to-day management responsibilities for the Fund’s portfolio and approves all investment decisions for the Fund.  Mark Beale and Richard Lewis jointly manage the Committee and retain oversight over all investment decisions.  The Committee is divided into various geographic regions of responsibility, each with its own leader responsible for research and stock selection in the region.  Ian Beattie, Brian Coffey, David Cornell and Simon Ward lead the emerging markets team.

Mark Beale is the Co-Head of Institutional Equity of New Star and Deputy Chief Investment Officer of New Star Asset Management Limited, an affiliate of New Star.  Mr. Beale is the lead portfolio manager for New Star’s international equity product.  Mr. Beale joined New Star in 1982 and has over 25 years of investment experience.  Mr. Beale obtained his B.A. from the University of Sussex.

Richard Lewis is the Co-Head of Institutional Equity and is responsible for New Star’s European equity group.  Mr. Lewis has over 23 years of investment experience.  Prior to joining New Star in 1989, Mr. Lewis was an equity investment manager and portfolio strategist with Capel-Cure Myers Capital Management Ltd.  Mr. Lewis obtained his B.S. degree from Bristol University.

Ian Beattie is head of Asian (ex Japan) equities at New Star and co-head of the emerging markets product.  Mr. Beattie joined New Star in 1996 and has over 18 years of investment experience.  Mr. Beattie obtained his B.Sc., Economics from the City University of London.

Brian Coffey is co-head of the emerging markets product.  Mr. Coffey joined New Star in 1988 and has over 20 years of investment experience.  Mr. Coffey obtained his B.Sc., Financial Economics from the University of London.

David Cornell is a senior investment manager.  Mr. Cornell joined New Star in 2008 and has over 13 years of investment experience.  Prior to joining New Star, Mr. Cornell was head of the Latin America desk at Salomon Smith Barney before moving to DBT Investment Management to manage Global Emerging Markets.  Mr. Cornell obtained his B.A., English Literature & History from the University of Durham.

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Simon Ward is a senior economist and investment strategist.  Mr. Ward joined New Star in 1994 and has over 24 years of investment experience.  Mr. Ward obtained his B.A., Economics from Cambridge University, his M.Sc., Economics and his M.Sc., Finance from the University of London.

The SAI provides additional information about the members of the Committee, including other accounts they manage, their ownership of Fund shares and their compensation.

Custodian, Transfer Agent and Administrator.  U.S. Bank, N.A. acts as custodian of the Fund’s assets.  U.S. Bancorp Fund Services, LLC serves as transfer agent for the Fund (the “Transfer Agent”) and as the Fund’s administrator.  U.S. Bank, N.A. and U.S. Bancorp Fund Services, LLC are affiliated entities.

Distributor.  Frontegra Strategies, LLC, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Fund’s shares.  The Distributor is managed and owned by the same persons who manage and own Frontegra.  Accordingly, the Distributor and Frontegra are affiliates.

YOUR ACCOUNT

How to Purchase Shares.  Shares of the Fund are sold on a continuous basis at net asset value (“NAV”).  The Fund’s NAV is determined as of the close of trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open.  The NAV is determined by adding the value of the Fund’s investments, cash and other assets, subtracting the liabilities and then dividing the result by the total number of shares outstanding.  Your purchase price will be the Fund’s NAV next determined after the Fund receives your request in proper form.  The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.  Deposit in the mail or with a delivery service does not constitute receipt by the Transfer Agent.  A confirmation indicating the details of the transaction will be sent to you promptly. Shares are credited to your account, but certificates are not issued. However, you will have full shareholder rights.

Minimum Initial and Subsequent Investments.

	Minimum Initial Investments	Minimum Subsequent Investments
Class Y Shares	$1,000	$50
Institutional Class Shares	$100,000	$1,000

Investments may be made by mail or wire.  The minimums for Class Y shares are waived for investments by qualified employee benefit plans.  The Fund reserves the right to change or waive these minimums at any time.  You will be given at least 30 days’ notice of any increase in the minimum dollar amount of purchases.

Important Information about Procedures for Opening a New Account.  The Company, on behalf of the Fund, is required to comply with various anti-money laundering laws and regulations.  To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including mutual funds, to obtain, verify and record information that identifies each person who opens an account.  Consequently, the Transfer Agent will verify certain information on your account application as part of the Fund’s Anti-Money Laundering Program.  As requested on the application, you must supply your full name, date of birth, social security number and permanent street address.  We may also ask for other identifying documents or information.  Mailing addresses containing only a P.O. Box will not be accepted.  Please contact the Transfer Agent at 1-888-825-2100 if you need additional assistance when completing your application.

If we do not have a reasonable belief of your identity, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received.  The Fund also reserves the right to close the account within five business days if clarifying information and/or documentation is not received.  If at any time the

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Fund detects suspicious behavior or if certain account information matches government lists of suspicious persons, the Fund may determine not to open an account, may close an existing account, may file a suspicious activity report or may take other action.  Any delay in processing your order will affect the purchase price you receive for your shares.  The Company and the Transfer Agent are not liable for fluctuations in NAV experienced as a result of such delays in processing.

In order to purchase shares, you must reside in a jurisdiction where Fund shares may lawfully be offered for sale.  If you purchase shares of the Fund by check and request the redemption of such shares, payment of the redemption proceeds may be delayed for up to 12 days in order to ensure that the check has cleared.  This is a security precaution only and does not affect your investment.

Multiple Classes.  The Fund currently offers two different classes of shares, Class Y shares and Institutional Class shares.  The different classes of shares represent investment in the same portfolio of securities, but are subject to different expenses.  The classes differ with respect to their minimum investments.  In addition, Class Y shares impose a Rule 12b-1 fee and shareholder servicing fee that are assessed against the assets of the Fund attributable to that class.

You may purchase Class Y shares through financial intermediaries, such as fund supermarkets, or through brokers or dealers who are authorized by the Distributor to sell shares of the Fund (collectively, “Financial Intermediaries”).  Some Financial Intermediaries may charge transaction fees to their clients or have policies or procedures that differ from those set forth in this Prospectus.  Please consult your Financial Intermediary regarding fee information and procedures for purchasing and selling shares of the Fund.

Initial Investments.  You may purchase shares of the Fund by completing an application and mailing it along with a check payable to “Frontegra Funds, Inc.” to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  The Fund will not accept payment in cash or money orders.  The Fund also does not accept cashier’s checks in amounts of less than $10,000.  To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.  The Fund is unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order or payment.  Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank.  If your check does not clear, you will be charged a $25 service fee.  You will also be responsible for any losses suffered by the Fund as a result.  In the event a shareholder is unable to make the Fund whole in such a case, Frontegra will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties.  All applications to purchase shares of the Fund are subject to acceptance by the Company and are not binding until so accepted.  The Company reserves the right to reject an application in whole or in part.

Alternatively, you may place an order to purchase shares of the Fund through a broker-dealer or other Financial Intermediary, who may charge a transaction fee for placing orders to purchase Fund shares.  It is the responsibility of the Financial Intermediary to place the order with the Fund on a timely basis.

Initial Investment By Wire.  In addition, you may purchase shares of the Fund by wire.  Instruct your bank to use the following instructions when wiring funds:

Wire to:

U.S. Bank, N.A.

777 E. Wisconsin Ave.

Milwaukee, WI 53202

ABA Number  075000022

Credit:

U.S. Bancorp Fund Services, LLC

Account Number  112-952-137

Further credit:

Frontegra Funds, Inc.

Frontegra New Star Emerging Markets Equity Fund

(investor account number)

(name or account registration)

9

If you are making an initial investment in the Fund, before you wire funds, please contact the Transfer Agent by phone to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile.  Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and to confirm the wiring instructions.

The Fund is not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system.

Subsequent Investments.  You may make additions to your account by mail or by wire.  When making an additional purchase by mail, enclose a check payable to “Frontegra Funds, Inc.” along with the additional investment form provided on the lower portion of your account statement.

Subsequent Investments By Wire.  To make an additional purchase by wire, please contact the Transfer Agent to advise them of your intent to wire funds.  This will ensure prompt and accurate credit upon receipt of your wire.  To make an additional investment by wire, please follow the wire instructions used to open an account.

How to Redeem Shares.  You may request redemption of part or all of your Fund shares at any time.  The price you receive will be the NAV next determined after the Fund receives your request in proper form, subject to the redemption fee described below if the shares have been held for 30 days or less.  Once your redemption request is received in proper form, the Fund normally will mail or wire your redemption proceeds the next business day and, in any event, no later than seven calendar days after receipt of a redemption request.  However, where securities have been sold to generate cash for payment of a redemption, your redemption proceeds will not be paid until the first business day after the sales proceeds are received by the Fund.  Also, the Fund may hold payment of your redemption proceeds until the Transfer Agent is reasonably satisfied that the purchase check has cleared, which may be up to 12 days.  In addition to the redemption procedures described below, redemptions may also be made through broker-dealers who may charge a commission or other transaction fee.

Written Redemption.  To redeem shares in the Fund please furnish a written, unconditional request to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written redemption requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Your request must (i) be signed exactly as the shares are registered, including the signature of each owner and (ii) specify the number of Fund shares or dollar amount to be redeemed.  The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees, guardians, agents or attorneys-in-fact.  Redemption proceeds may be wired to a commercial bank authorized on your account.  Please note that if you redeem shares by wire, you may be charged a $15 service fee.  If you have redeemed all of your shares, the wire fee would be deducted from the redemption proceeds.  If you have only redeemed a portion of your account, the fee will be deducted from the remaining balance in your account.  If the dollar amount requested to be redeemed is greater than the current value of your account, your entire account balance may be redeemed.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax.  Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Purchases In Kind.  Shares of the Fund may be purchased "in kind," subject to the approval of Frontegra and/or New Star and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund's valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will recognize a gain or loss on an in kind purchase of the Fund.

Redemptions in Kind.  The Fund reserves the right to make a “redemption in kind” (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets.  In such cases, you may incur brokerage costs in converting these securities to cash.

10

Redemption Fee.  A redemption fee of 2.00% will be charged on shares of the Fund redeemed (including in connection with an exchange) 30 days or less from their date of purchase.  The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.  The redemption fee does not apply to:

•

shares purchased through certain omnibus accounts, including qualified retirement plans;

•

shares acquired through dividends or capital gains investments; or

•

shares redeemed because of death or disability.

Frontegra may, at its discretion, waive the redemption fee in the case of hardship and in other limited circumstances with respect to certain types of redemptions that do not indicate market timing strategies.

Signature Guarantees.  Signature guarantees are required in the following circumstances:

•

for redemption proceeds sent to any person, address or bank account not on record;

•

for requests to wire redemption proceeds (if not previously authorized on the account);

•

for redemption requests submitted within 30 days of an address change;

•

for certain large redemption requests;

•

when establishing or modifying certain services on an account;

•

when changing account ownership;

•

in other situations deemed necessary by the Transfer Agent or the Funds to protect against the possibility of fraud.

A signature guarantee may be obtained from any bank, savings and loan association, credit union, brokerage firm or other eligible guarantor institution, but not a notary public.

Account Termination.  Your account may be terminated by the Fund on not less than 30 days’ notice if the value of the shares in an account falls below $10,000 for Institutional Class shares and below $100 for Class Y shares as a result of redemptions.  Upon any such termination, a check for the redemption proceeds will be sent to the address of record within seven calendar days of the redemption.

Market Timing Policy.  The Fund or Frontegra may determine from the amount, frequency and pattern of exchanges that a shareholder is engaged in excessive trading that is detrimental to the Fund or its other shareholders.  Such short-term or excessive trading into and out of the Fund may harm all shareholders by disrupting investment strategies, increasing brokerage, administrative and other expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders.

The Board of Directors of the Fund has approved policies that seek to discourage frequent purchases and redemptions and curb the disruptive effects of frequent trading (the “Market Timing Policy”).  Pursuant to the Market Timing Policy, the Fund may decline to accept an application or may reject a purchase request, including an exchange, from a market timer or an investor who, in Frontegra’s sole discretion, has a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the Fund.  In addition, the Fund reserves the right to reject any purchase, including an exchange, that could adversely affect the Fund or its operations.  The Fund, Frontegra, New Star and their affiliates are prohibited from entering into arrangements with any shareholder or other person to permit frequent purchases and redemptions of Fund shares.

The Fund monitors and enforces the Market Timing Policy through:

•

the termination of a shareholder’s purchase and/or exchange privileges;

11

•

selective monitoring of trade activity;

•

the 2.00% redemption/exchange fee for redemptions or exchanges 30 days or less after purchase (determined on a first-in, first-out basis); and

•

regular reports to the Board of Directors by the Fund’s Chief Compliance Officer regarding any unusual trading activity.

Frontegra has entered into shareholder information agreements with Financial Intermediaries, which enable Frontegra to request information to assist in monitoring for excessive short-term trading activity of individual shareholders within omnibus accounts.  Omnibus accounts are accounts maintained by Financial Intermediaries on behalf of multiple beneficial shareholders.  In some cases, the Fund may rely on the market timing policies of  Financial Intermediaries, even if those policies are different from the Fund’s policy, when the Fund believes that the policies are reasonably designed to prevent excessive trading practices that are detrimental to the Fund.  If inappropriate trading is detected in an omnibus account, the Fund may request that the Financial Intermediary take action to prevent the underlying shareholder from engaging in such trading and to enforce the Fund’s or the Financial Intermediary’s market timing policy.  There may be legal and technological limitations on the ability of Financial Intermediaries to restrict the trading practices of their clients, and they may impose restrictions or limitations that are different from the Fund’s policies. As a result, the Fund’s ability to monitor and discourage excessive trading practices in omnibus accounts may be limited.

DISTRIBUTION ARRANGEMENTS

The Fund is offered through Financial Intermediaries.  If you purchase Fund shares through a Financial Intermediary, you may be subject to different fees or policies than those set forth in this Prospectus.

Rule 12b-1 Fees.  The Board of Directors has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class Y shares (the “12b-1 Plan”).  Pursuant to the 12b-1 Plan, the Fund pays an annual fee of up to 0.25% to the Distributor for payments to Financial Intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Fund.  Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Shareholder Servicing Fee.  Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% per year to the Distributor for payments to Financial Intermediaries who provide on-going account services to shareholders.  Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Fund documents to shareholders, processing shareholder transactions, answering shareholder inquiries and providing other personal services to shareholders.

Payments to Financial Intermediaries.  From time to time, Frontegra or an affiliate may enter into arrangements with brokers or other Financial Intermediaries pursuant to which such parties agree to perform sub-transfer agent, record-keeping, administrative or other services on behalf of their clients who are shareholders of the Fund.  Pursuant to these arrangements, Frontegra or an affiliate may make payments to Financial Intermediaries for services provided to clients who hold shares of the Fund through omnibus accounts.  In some circumstances, the Fund may directly pay the Financial Intermediary for performing transfer agent and related services, provided that the aggregate fee does not exceed what the Fund would pay the Transfer Agent if the Financial Intermediary’s clients were direct shareholders of the Fund.  In addition, Frontegra or an affiliate may make payments from their own resources to a Financial Intermediary to compensate it for distribution and marketing services, including the opportunity to distribute the Fund.  The amount of these payments is determined from time to time by Frontegra and may differ among such Financial Intermediaries.  The receipt of (or prospect of receiving) such compensation may provide the Financial Intermediary and its salespersons with an incentive to favor sales of Fund shares, or a particular class of those shares, over other investment alternatives.  You may wish to consider whether such arrangements exist when evaluating recommendations from a Financial Intermediary.

12

EXCHANGE PRIVILEGE

You may exchange all or a portion of your investment from the same class of one Frontegra Fund to another.  You may also exchange between classes of the Fund or other Frontegra Funds if you meet the minimum investment requirements for the class into which you would like to exchange.  The value of the shares to be exchanged and the price of the shares being purchased will be the NAV next determined after receipt of instructions for exchange in proper form.  An exchange between classes or from one Fund to another is treated the same as an ordinary sale and purchase for federal income tax purposes and you will realize a capital gain or loss.  This is not a tax-free exchange.

Exchange requests should be directed to: Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For written exchange requests sent via overnight delivery, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Exchange requests may be subject to limitations under the Market Timing Policy to ensure that the exchanges do not disadvantage the Fund or its shareholders.  The Company reserves the right to modify or terminate the exchange privilege upon 60 days’ written notice to each shareholder prior to the modification or termination taking effect.

If you exchange your shares in the Fund for shares in any other Frontegra Fund, you may be subject to the redemption fee described above under “Your Account—Redemption Fee.”

VALUATION OF FUND SHARES

Shares of each class in the Fund are sold at their NAV.  The NAV for each class of shares of the Fund is calculated using the market value of the Fund’s investments and is determined as of the close of trading (generally 4:00 p.m. Eastern Time) on each day the NYSE is open for business.  The Fund does not determine NAV on days the NYSE is closed.  The NYSE is closed on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  The price at which a purchase order or redemption request is effected is based on the next calculation of NAV after we receive your transaction request in good order.

In determining the Fund’s NAV, each equity security traded on a securities exchange, including Nasdaq, is valued at the closing price on the exchange on which the security is principally traded.  Exchange-traded securities for which there were no transactions on a given day and securities not listed on a securities exchange are valued at the most recent bid price.  Short-term investments maturing within 60 days are valued at amortized cost, which approximates fair value.

Any securities or other assets for which market valuations are not readily available or are unreliable are valued at fair value as determined by Frontegra or New Star in good faith and in accordance with procedures approved by the Fund’s Board of Directors.  Consequently, the price of a security used by the Fund to calculate its NAV may differ from the quoted or published price for the same security.  The Fund may use fair value pricing if, for example, trading in a particular security is halted and does not resume before the Fund calculates its NAV or the exchange on which a security is traded closes early.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security.

The Fund’s securities may be listed on foreign exchanges that trade on days when the Fund does not calculate NAV.  As a result, the market value of the Fund’s investments may change on days when you cannot purchase or sell Fund shares.  In addition, a foreign exchange may not value its listed securities at the same time that the Fund calculates its NAV.  If a significant event occurs in a foreign market after the close of the exchange that may affect a security’s value, such security may be valued at its fair value pursuant to the procedures discussed above.  The Board of Directors may rely on the recommendations of a fair value pricing service it has retained to assist in valuing foreign securities.  The fair value pricing service may employ quantitative models in determining fair value.

13

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI.

DISTRIBUTIONS AND TAX TREATMENT

As with any investment, you should consider how your investment in the Fund will be taxed.  If your account is not a retirement account or other tax-advantaged savings plan (or you are not otherwise exempt from income tax), you should be aware of the following tax implications.

Taxes on Distributions.  The Fund intends to distribute substantially all of its investment company taxable income and net capital gain, if any, to shareholders at least annually.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested in additional Fund shares or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains.  Currently, the maximum rate applicable to long-term capital gains, and thus, to qualified dividend income, is set at 15%.

Distributions of dividend income that are not attributable to “qualified dividend income” under the Code, interest income, other types of ordinary income and short-term capital gains generally are taxable to you as ordinary income.  Distributions of net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested in additional Fund shares or received in cash and regardless of the length of time you have owned your shares.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

When the Fund makes a distribution, the Fund’s NAV decreases by the amount of the payment.  If you purchase shares shortly before a distribution, you will, nonetheless, be subject to income taxes on the distribution, even though the value of your investment (plus cash received, if any) remains the same.  The Fund expects that, because of its investment objective, its distributions will consist primarily of capital gain.  All distributions will automatically be reinvested in shares of the Fund at the then prevailing NAV unless you specifically request that either distributions of investment company taxable income or net capital gains or both be paid in cash.  If you elect to receive distributions in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions.

The election to receive distributions in cash or reinvest them may be changed by writing to:  Frontegra Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.  For overnight deliveries, please use 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207.  Such notice must be received at least five business days prior to the record date of any distribution.

Taxes on Transactions.  Your redemption of Fund shares may result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares.  An exchange of Fund shares for shares in any other Frontegra Fund generally will have similar tax consequences.

Withholding.  If you do not furnish the Fund with your correct Social Security Number or Taxpayer Identification Number and/or the Fund receives notification from the Internal Revenue Service requiring back-up withholding, the Fund is required by federal law to withhold federal income tax from your distributions and redemption proceeds, currently at a rate of 28% for U.S. residents.

Foreign Tax Considerations.  Some foreign governments levy withholding taxes against dividend and interest income.  Although in some countries a portion of these taxes is recoverable, the non-recovered portion will reduce the return on the Fund’s securities.  The Fund may elect to pass through to you your pro rata share of foreign income taxes paid by the Fund.  The Fund will notify you if it makes such an election.

14

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on you.  There may be other federal, state, foreign or local tax considerations applicable to a particular investor.  You are urged to consult your own tax adviser.

Please see the SAI for more information about taxes.

15

DIRECTORS	TRANSFER AGENT

William D. Forsyth III	U.S. Bancorp Fund Services, LLC
David L. Heald	For overnight deliveries, use:
James M. Snyder	Frontegra Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
OFFICERS	615 East Michigan Street, 3rd Floor
Milwaukee, Wisconsin 53202-5207
William D. Forsyth III
Elyce D. Dilworth	For regular mail deliveries, use:
Frontegra Funds, Inc.
INVESTMENT ADVISER	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Frontegra Asset Management, Inc.	Milwaukee, Wisconsin 53201-0701
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062	INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
SUB-ADVISER
Ernst & Young LLP
New Star Institutional Managers Limited	Sears Tower
1 Knightsbridge Green	233 S. Wacker Drive
London, England	Chicago, Illinois 60606-6301
SW1X 7NE

CUSTODIAN	LEGAL COUNSEL

U.S. Bank, N.A.	Godfrey & Kahn, S.C.
1555 N. RiverCenter Drive, Suite 302	780 N. Water Street
Milwaukee, Wisconsin 53212	Milwaukee, Wisconsin 53202

DISTRIBUTOR

Frontegra Strategies, LLC
400 Skokie Boulevard, Suite 500
Northbrook, Illinois 60062

16

Additional information regarding the Company and the Fund is included in the SAI which has been filed with the SEC.  The SAI is incorporated in this Prospectus by reference and therefore is legally part of this Prospectus.  Further information about the Fund’s investments will be available in the Company’s annual and semi-annual reports to shareholders.  The Company’s annual report will provide a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.  You may receive the Fund’s SAI and the annual report and semi-annual report free of charge, request other information about the Fund and make general inquiries by contacting the Company at the address below or by calling, toll-free, 1-888-825-2100.  The SAI and the annual and semi-annual reports are also available, free of charge, on the Company’s website at http://www.frontegra.com.

Information about the Fund (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Please call the SEC at 1-202-942-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund are also available on the EDGAR database on the SEC’s Internet site located at http://www.sec.gov.  Alternatively, copies of this information may be obtained, upon payment of a duplicating fee, by electronic request to the following e-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Frontegra Funds, Inc.

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701, Milwaukee, Wisconsin 53201-0701

The Company’s 1940 Act File Number is 811-07685.

17

STATEMENT OF ADDITIONAL INFORMATION

FRONTEGRA FUNDS, INC.

Frontegra New Star Emerging Markets Equity Fund

c/o U.S. Bancorp Fund Services, LLC

P.O. Box 701

Milwaukee, Wisconsin 53201-0701

1-888-825-2100

Class Y Shares

Institutional Class Shares

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Frontegra New Star Emerging Markets Equity Fund (the “Fund”) dated __________ __, 2008.  The Fund is a series of Frontegra Funds, Inc. (the “Company”).  A copy of the Prospectus is available without charge upon request to the above address or toll-free telephone number.

Frontegra Strategies, LLC

Distributor

This Statement of Additional Information is dated __________ __, 2008.

TABLE OF CONTENTS

Fund Organization	1
Fund Policies: Fundamental and Non-Fundamental	2
Investment Policies and Techniques	3
Directors and Officers	14
Code of Ethics	18
Principal Shareholders	18
Investment Adviser	18
Portfolio Managers	19
Portfolio Holdings Disclosure Policy	21
Proxy Voting Policies	22
Fund Transactions and Brokerage	23
Custodian	23
Transfer Agent and Dividend Disbursing Agent	24
Administrator and Fund Accountant	24
Shareholder Meetings	24
Distribution of Fund Shares	24
Purchase, Pricing and Redemption of Shares	25
Anti-Money Laundering Program	26
Taxation of the Fund	26
Independent Registered Public Accounting Firm	27
Financial Statements	27

You should rely only on the information contained in this SAI and the Prospectus dated _________ __, 2008.  The Company has not authorized others to provide additional information.  This SAI is not an offer to sell securities in any state or jurisdiction where the offering cannot legally be made.

i

FUND ORGANIZATION

The Company is an open-end management investment company, commonly referred to as a mutual fund.  The Company was organized as a Maryland corporation on May 24, 1996.

The Company is authorized to issue 1,000,000,000 $.01 par value shares of common stock in series and classes.  Certain series of the Company are divided into two classes, Class Y and Institutional Class.  The number of shares authorized for each of the Company’s series and classes is set forth in the table below:

Series/Class of Common stock	Number of Authorized Shares

Frontegra Columbus Core Plus Fund
Class Y	50,000,000
Institutional Class	100,000,000

Frontegra Columbus Core Fund	50,000,000

Frontegra IronBridge Small Cap Fund	50,000,000

Frontegra IronBridge SMID Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra Netols Small Cap Value Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra New Star International Equity Fund	100,000,000

Frontegra Sky International Value Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra Timpani Small Cap Growth Fund
Class Y	50,000,000
Institutional Class	50,000,000

Frontegra New Star Emerging Markets Equity Fund
Class Y	50,000,000
Institutional Class	50,000,000

The assets belonging to each series are held separately by the custodian, U.S. Bank, N.A., and if the Company issues additional series, each additional series will be held separately.  In effect, each series will be a separate fund.  However, there is a risk, generally considered remote, that one series of the Company could be liable for the liabilities of one or more other series of the Company.

Each share of common stock, irrespective of series or class, is entitled to one vote on all questions, except that certain matters must be voted on separately by the series or class of shares affected, and matters affecting only one series or class are voted upon only by that series or class.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect all of the Directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Directors.  Each share of common stock is entitled to participate in dividends and capital gains distributions as determined by the Board of Directors.  Each share is entitled to the residual assets of the respective series in the event of liquidation.  Shares have no preemption, conversion or subscription rights.

FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

The investment objective of the Fund is a high total return primarily from capital appreciation.  This investment objective may not be changed without shareholder approval.  The Fund is diversified.

The following is a complete list of the Fund’s fundamental investment limitations that cannot be changed without shareholder approval, which requires the approval of a majority of the Fund’s outstanding voting securities.  As used herein, a “majority of the Fund’s outstanding voting securities” means the lesser of (i) 67% of the shares of common stock of the Fund represented at a meeting at which more than 50% of the outstanding shares are present, or (ii) more than 50% of the outstanding shares of common stock of the Fund.

The Fund:

1.

May not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.

May (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings).  The Fund may also borrow money from other Frontegra Funds or other persons to the extent permitted by applicable law.

3.

May not issue senior securities, except as permitted under the 1940 Act.

4.

May not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.

5.

May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

6.

May not make loans if, as a result, more than 33 1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.

7.

May not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

8.

May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

9.

May, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and restrictions as the Fund.

With the exception of the investment restriction set out in item 2 above, if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The following are the Fund’s non-fundamental operating policies which may be changed by the Board of Directors of the Company (the “Board of Directors”) without shareholder approval.

The Fund may not:

1.

Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

2.

Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

3.

Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4.

Purchase securities of other investment companies except in compliance with the 1940 Act.

5.

Invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.

6.

Engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act.

7.

Borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

8.

Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

9.

Make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

For purposes of the Fund’s policy to invest a minimum percentage of its assets in investments suggested by the Fund’s name, “assets” is defined as net assets plus borrowings for investment purposes.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Fund’s investment objective, policies and techniques that are described in the Prospectus.

Illiquid Securities

The Fund may invest in illiquid securities (i.e., securities that are not readily marketable).  For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities which may only be resold pursuant to Rule 144A under the Securities Act, and repurchase agreements with maturities in excess of seven days.  However, the Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets.  Rule 144A securities will be treated as illiquid securities, subject to the liquidity guidelines.  The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation.  The Board of Directors has delegated to New Star Institutional Managers Limited (“New Star”), the Fund’s subadviser, the day-to-day determination of the liquidity of any security, although it has retained oversight and ultimate responsibility for such determinations.  Although no definitive liquidity criteria are used, the Board of Directors has directed New Star to look to such factors as (i) the nature of the market for a security (including the institutional private resale market), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), (iii) the availability of market quotations (e.g., for securities quoted in the PORTAL system) and (iv) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act.  Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell a security and the time the Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell.  Restricted securities will be priced at fair value as determined in good faith by the Board of Directors.  If, through the appreciation of restricted securities or the depreciation of unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Short-Term Fixed Income Securities

As described in the prospectus under “Principal Investment Strategy,” the Fund may invest up to 20% of its total assets in cash and short-term fixed income securities for any purpose and up to 100% of its total assets may be invested in such instruments in limited circumstances, to retain the flexibility to respond promptly to changes in market, economic or political conditions or in the case of unusually large cash inflows or redemptions.  When the Fund takes a temporary position, the Fund may not achieve its investment objective. Short-term fixed income securities are defined to include without limitation, the following:

1.

U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities.  U.S. government agency securities include securities issued by:  (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit.  While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law.  The U.S. government, its agencies and instrumentalities do not guarantee the market value of their securities and consequently the value of such securities may fluctuate.

2.

Certificates of Deposit issued against funds deposited in a bank or savings and loan association.  Such certificates are for a definite period of time, earn a specified rate of return and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund’s restriction on investments in illiquid securities.  Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon.  Under current Federal Deposit Insurance Corporation regulations, the maximum insurance payable as to any one certificate of deposit is $100,000.  Therefore, certificates of deposit purchased by the Fund may not be fully insured.

3.

Bankers’ acceptances which are short-term credit instruments used to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

4.

Repurchase agreements which involve purchases of debt securities.  In such a transaction, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time.  This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.  Such actions afford an opportunity for the Fund to invest temporarily available cash.  The Fund may enter into repurchase agreements only with respect to obligations of the U.S. government, its agencies or instrumentalities, certificates of deposit, or bankers acceptances in which the Fund may invest.  Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities.  The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date.  In the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral.  However, if the value of the collateral declines after the agreement is entered into, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest.  New Star monitors the value of the collateral at the time the transaction is entered into and at all times during the term of the repurchase agreement.  New Star does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund.  If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

5.

Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest.  There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

6.

Commercial paper consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations.  Master demand notes are direct lending arrangements between the Fund and a corporation.  There is no secondary market for the notes.  However, they are redeemable by the Fund at any time.  New Star will consider the financial condition of the corporation (e.g., earning power, cash flow and liquidity ratios) and will continuously monitor the corporation’s ability to meet all of its financial obligations, because the Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand.  Investments in commercial paper will be limited to commercial paper rated in the two highest categories by a major rating agency or unrated commercial paper which is, in the opinion of Frontegra or New Star, of comparable quality.

Other than commercial paper, short-term fixed income securities must be rated at least A or higher by Standard & Poor’s (“S&P”), Moody’s Investors Service (“Moody’s”) or Fitch Ratings (“Fitch”).  Commercial paper and commercial paper master notes must be  rated A 1 or better by S&P, Prime 1 or better by Moody’s, or F2 or higher by Fitch.  The Fund may also invest in the short-term investment funds of its custodial bank.

When-Issued Securities

The Fund may from time to time purchase securities on a “when-issued” basis.  The price of securities purchased on a when-issued basis is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date.  Normally, the settlement date occurs within 45 days of the purchase.  During the period between the purchase and settlement, no payment is made by the Fund to the issuer and no interest is accrued on debt securities or dividend income is earned on equity securities.  When-issued securities involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.  While when-issued securities may be sold prior to the settlement date, the Fund intends to purchase such securities with the purpose of actually acquiring them.  At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund does not believe that net asset value will be adversely affected by purchases of securities on a when-issued basis.

The Fund will maintain cash, U.S. government securities and liquid securities equal in value to commitments for when-issued securities.  Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.  When the time comes to pay for when-issued securities, the Fund will meet its obligations from then available cash flow, sale of the securities so segregated as described above, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than a Fund’s payment obligation).

Investment Grade Debt Obligations

Investment grade debt obligations include:  (i) U.S. government securities; (ii) commercial paper rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iii) short-term notes rated in one of the three highest rating categories (e.g., A-3 or higher by S&P); (iv) bonds rated in one of the four highest rating categories (e.g., BBB or higher by S&P); and (v) unrated securities determined by New Star to be of comparable quality.  Investment grade securities are generally believed to have relatively low degrees of credit risk.  However, certain investment grade securities may have some speculative characteristics because their issuers’ capacity for repayment may be more vulnerable to adverse economic conditions or changing circumstances than that of higher-rated issuers.

Reverse Repurchase Agreements

The Fund may engage in reverse repurchase agreements to facilitate portfolio liquidity (a practice common in the mutual fund industry) or for arbitrage transactions.  In a reverse repurchase agreement, the Fund would sell a security and enter into an agreement to repurchase the security at a specified future date and price.  The Fund generally retains the right to interest and principal payments on the security.  Since the Fund receives cash upon entering into a reverse repurchase agreement, it may be considered a borrowing and therefore, subject to the Fund’s fundamental investment restrictions.  When required by SEC guidelines, the Fund will set aside permissible liquid assets in a segregated account to secure its obligation to repurchase the security.

The reverse repurchase agreements entered into by the Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date of the related reverse repurchase agreement.  Since the Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, the transactions may involve leverage.

Foreign Securities and Currencies

Under normal market conditions, the Fund will invest at least 80% of its assets in securities of non-U.S. companies.  Investments in securities of foreign issuers involve risks which are in addition to the usual risks inherent in domestic investments.  In many countries there is less publicly available information about issuers than is available in the reports and ratings published about companies in the U.S.  Additionally, foreign companies are not subject to uniform accounting, auditing and financial reporting standards as are companies in the U.S.  Other risks inherent in foreign investment include:  expropriation; confiscatory taxation; capital gains taxes; withholding taxes on dividends and interest; less extensive regulation of foreign brokers, securities markets and issuers; costs incurred in conversions between currencies; the possibility of delays in settlement in foreign securities markets; limitations on the use or transfer of assets (including suspension of the ability to transfer currency from a given country); the difficulty of enforcing obligations in other countries; diplomatic developments; and political or social instability.  Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, and many foreign securities are less liquid and their prices are more volatile than comparable U.S. securities.  From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.  Certain costs attributable to foreign investing, such as custody charges and brokerage costs, are higher than those attributable to domestic investing.

In addition, the Fund may purchase and sell foreign currency on a spot basis and may engage in forward currency contracts, currency options and futures transactions for hedging or any other lawful purpose.

Because most foreign securities are denominated in non-U.S. currencies, the investment performance of the Fund could be affected by changes in foreign currency exchange rates to some extent.  The value of the Fund’s assets denominated in foreign currencies will increase or decrease in response to fluctuations in the value of those foreign currencies relative to the U.S. dollar.  Currency exchange rates can be volatile at times in response to various political and economic conditions.

Hedging Strategies

General Description of Hedging Strategies.  The Fund may engage in hedging activities, including options, futures contracts (sometimes referred to as “futures”) and options on futures contracts to attempt to hedge the Fund’s holdings.

Hedging instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire.  Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which the Fund has invested or expects to invest.  The use of hedging instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the “CFTC”) and various state regulatory authorities.  In addition, the Fund’s ability to use hedging instruments will be limited by tax considerations.

The Company has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Section 4.5 of the regulations under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Asset Coverage for Futures and Options Positions.  The Fund will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and futures positions by registered investment companies and, if the guidelines so require, will set aside cash and/or other permissible liquid assets in a segregated custodial account in the amount prescribed.  Securities held in a segregated account cannot be sold while the futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options.  The Fund may (i) purchase stock index options for any purpose, (ii) sell stock index options in order to close out existing positions, and/or (iii) write covered options on stock indexes for hedging purposes.  Stock index options are put options and call options on various stock indexes.  In most respects, they are identical to listed options on common stocks.  The primary difference between stock options and index options occurs when index options are exercised.  In the case of stock options, the underlying security, common stock, is delivered.  However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index.  The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index.  For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500 or the Value Line Composite Index, or a narrower market index, such as the Standard & Poor’s 100.  Indexes may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.  Options on stock indexes are currently traded on the following exchanges:  the Chicago Board of Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund’s use of stock index options is subject to certain risks.  Successful use by the Fund of options on stock indexes will be subject to the ability of New Star to correctly predict movements in the stock market.  This requires different skills and techniques than predicting changes in the prices of individual securities.  In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indexes, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund.  Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect.  Consequently, the Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indexes.  It is also possible that there may be a negative correlation between the index and the Fund’s securities which would result in a loss on both such securities and the options on stock indexes acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded.  To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.  The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options.  There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist.  If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities.  If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging.  Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

Futures Contracts.  The Fund may enter into futures contracts (hereinafter referred to as “Futures” or “Futures Contracts”), including index and interest rate Futures as a hedge against movements in the equity and bond markets, in order to establish more definitely the effective return on securities held or intended to be acquired by the Fund or for other purposes permissible under the CEA.  The Fund’s hedging may include sales of Futures as an offset against the effect of expected declines in stock or bond prices and purchases of Futures as an offset against the effect of expected increases in stock or bond prices.  The Fund will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument.  The principal interest rate Futures exchanges in the United States are the Board of Trade of the City of Chicago and the Chicago Mercantile Exchange.  Futures exchanges and trading are regulated under the CEA by the CFTC.

An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written.  An interest rate futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., debt security) for a specified price at a designated date, time and place.  Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained.  A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index.  More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract.  Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made.  If the offsetting purchase price is less than the original sale price, a gain will be realized; if it is more, a loss will be realized.  Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized.  The transaction costs must also be included in these calculations.  There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time.  If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by the Fund with its custodian in a segregated account in the name of the futures commission merchant in order to initiate Futures trading and to maintain the Fund’s open positions in Futures Contracts.  A margin deposit is intended to ensure the Fund’s performance of the Futures Contract.  The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract.  Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  In computing daily net asset value, the Fund will mark to market the current value of its open Futures Contracts.  The Fund expects to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor.  For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out.  A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Futures Contract were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract.  However, the Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most United States Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day.  The daily limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day’s settlement price at the end of a trading session.  Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit.  The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions.  Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some Futures traders to substantial losses.

There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a Futures position.  The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund’s net asset value.  In addition, many of the contracts are relatively new instruments without a significant trading history.  As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indexes, including, but not limited to, the Standard & Poor’s 500 Index, the Standard & Poor’s 100 Index, the NASDAQ 100 Index, the Value Line Composite Index and the New York Stock Exchange Composite Index.

Options on Futures.  The Fund may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position.  A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option.  Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position.  In the case of a put option, the opposite is true.  Prior to exercise or expiration, a futures option may be closed out by an offsetting purchase or sale of a futures option of the same series.

The Fund may use options on Futures Contracts in connection with hedging strategies.  Generally, these strategies would be employed under the same market and market sector conditions in which the Fund uses put and call options on securities or indexes.  The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indexes so as to hedge the Fund’s securities holdings against the risk of declining market prices.  The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Futures Contract.  If the futures price at expiration of a written call option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund’s holdings of securities.  If the futures price when the option is exercised is above the exercise price, however, the Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by the Fund that were being hedged.  Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities the Fund intends to acquire.

Foreign Currency - Related Derivative Strategies - Special Considerations.  The Fund may purchase and sell foreign currency on a spot basis, and may use currency-related derivative instruments such as options on foreign currencies, futures on foreign currencies, options on futures on foreign currencies and forward currency contracts (i.e., an obligation to purchase or sell a specific currency at a specified future date, which may be any fixed number of days from the contract date agreed upon by the parties, at a price set at the time the contract is entered into).  The Fund may use these instruments for hedging or any other lawful purpose consistent with its investment objective, including transaction hedging, anticipatory hedging, cross hedging, proxy hedging and position hedging.  The Fund’s use of currency-related derivative instruments will be directly related to the Fund’s current or anticipated portfolio securities, and the Fund may engage in transactions in currency-related derivative instruments as a means to protect against some or all of the effects of adverse changes in foreign currency exchange rates on its portfolio investments.  In general, if the currency in which a portfolio investment is denominated appreciates against the U.S. dollar, the dollar value of the security will increase.  Conversely, a decline in the exchange rate of the currency would adversely affect the value of the portfolio investment expressed in U.S. dollars.

For example, the Fund might use currency-related derivative instruments to “lock in” a U.S. dollar price for a portfolio investment, thereby enabling the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.  The Fund also might use currency-related derivative instruments when New Star believes that one currency may experience a substantial movement against another currency, including the U.S. dollar, and it may use currency-related derivative instruments to sell or buy the amount of the former foreign currency, approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Alternatively, where appropriate, the Fund may use currency-related derivative instruments to hedge all or part of its foreign currency exposure through the use of a basket of currencies or a proxy currency where such currency or currencies act as an effective proxy for other currencies.  The use of this basket hedging technique may be more efficient and economical than using separate currency-related derivative instruments for each currency exposure held by the Fund.  Furthermore, currency-related derivative instruments may be used for short hedges – for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

In addition, the Fund may use a currency-related derivative instrument to shift exposure to foreign currency fluctuations from one foreign country to another foreign country where it’s anticipated that the foreign currency exposure purchased will appreciate relative to the U.S. dollar and thus better protect the Fund against the expected decline in the foreign currency exposure sold.  For example, if the Fund owns securities denominated in a foreign currency and it is anticipated that the currency will decline, it might enter into a forward contract to sell an appropriate amount of the first foreign currency, with payment to be made in a second foreign currency that would better protect the Fund against the decline in the first security than would a U.S. dollar exposure.  Hedging transactions that use two foreign currencies are sometimes referred to as “cross hedges.”  The effective use of currency-related derivative instruments by the Fund in a cross hedge is dependent upon a correlation between price movements of the two currency instruments and the underlying security involved, and the use of two currencies magnifies the risk that movements in the price of one instrument may not correlate or may correlate unfavorably with the foreign currency being hedged.  Such a lack of correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

The Fund also might seek to hedge against changes in the value of a particular currency when no hedging instruments on that currency are available or such hedging instruments are more expensive than certain other hedging instruments.  In such cases, the Fund may hedge against price movements in that currency by entering into transactions using currency-related derivative instruments on another foreign currency or a basket of currencies, the values of which are believed to have a high degree of positive correlation to the value of the currency being hedged.  The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

The use of currency-related derivative instruments by the Fund involves a number of risks.  The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S. dollar.  Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such derivative instruments, the Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots (generally consisting of transactions of greater than $1 million).

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.  Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable.  The interbank market in foreign currencies is a global, round-the-clock market.  To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

Settlement of transactions in currency-related derivative instruments might be required to take place within the country issuing the underlying currency.  Thus, the Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

When the Fund engages in a transaction in a currency-related derivative instrument, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract or otherwise complete the contract.  In other words, the Fund will be subject to the risk that a loss may be sustained by the Fund as a result of the failure of the counterparty to comply with the terms of the transaction.  The counterparty risk for exchange-traded instruments is generally less than for privately-negotiated or OTC currency instruments, since generally a clearing agency, which is the issuer or counterparty to each instrument, provides a guarantee of performance.  For privately-negotiated instruments, there is no similar clearing agency guarantee.  In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the transaction and possibly other losses to the Fund.  The Fund will enter into transactions in currency-related derivative instruments only with counterparties that are reasonably believed to be capable of performing under the contract.

Permissible foreign currency options will include options traded primarily in the OTC market.  Although options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell OTC options on foreign currency only when it is believed that a liquid secondary market will exist for a particular option at any specific time.

When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivative instruments.  To the extent the Fund’s assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets.  As a result, if a large portion of the Fund’s assets are so set aside, this could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund’s dealing in currency-related derivative instruments will generally be limited to the transactions described above.  However, the Fund reserves the right to use currency-related derivative instruments for different purposes and under different circumstances.  It also should be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund’s securities that are attributable to other (i.e., non-currency related) causes.  Moreover, while the use of currency-related derivative instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

Federal Tax Treatment of Options, Futures and Foreign Currency Transactions.  Certain option transactions have special tax results for the Fund.  Expiration of a call option written by the Fund will result in short-term capital gain.  If the call option is exercised, the Fund will realize a gain or loss from the sale of the security covering the call option and, in determining such gain or loss, the option premium will be included in the proceeds of the sale.

If the Fund writes options other than “qualified covered call options,” as defined in Section 1092 of the Internal Revenue Code of 1986, as amended (the “Code”), or purchases puts, any losses on such options transactions, to the extent they do not exceed the unrealized gains on the securities covering the options, may be subject to deferral until the securities covering the options have been sold.

The Fund’s investment in Section 1256 contracts, such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules.  All Section 1256 contracts held by the Fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Fund’s income as if each position had been sold for its fair market value at the end of the taxable year.  The resulting gain or loss will be combined with any gain or loss realized by the Fund from positions in Section 1256 contracts closed during the taxable year.  Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Fund.

Foreign Investment Companies

Some of the securities in which the Fund invests may be located in countries that may not permit direct investment by outside investors.  Investments in such securities may only be permitted through foreign government-approved or -authorized investment vehicles, which may include other investment companies.  Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act.  Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the investment does not represent more than 3% of the voting stock of the acquired investment company.

Depositary Receipts

The Fund may invest in foreign securities by purchasing depositary receipts, including American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities or issuers based in foreign countries.  These securities may not necessarily be denominated in the same currency as the securities into which they may be converted.  Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, while GDRs may be denominated in other currencies and are marketed globally.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.  GDRs are receipts issued throughout the world and evidence a similar arrangement.  For purposes of the Fund’s investment policies, ADRs and GDRs are deemed to have the same classification as the underlying securities they represent.  Thus, an ADR or GDR representing ownership of common stock will be treated as common stock.

ADR facilities may be established as either “unsponsored” or “sponsored.”  While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.  A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility.  Holders of unsponsored ADRs generally bear all the costs of such facilities.  The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities.  Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary.  The deposit agreement sets out the rights and responsibilities of the issuer, the depositary and the ADR holders.  With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees).  Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.

Lending of Portfolio Securities

The Fund is authorized to lend up to 33 1/3% of its total assets to broker-dealers or institutional investors, but only when the borrower maintains with the Fund’s custodian bank collateral either in cash or money market instruments in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly.  However, the Fund does not presently intend to engage in such lending.  In determining whether to lend securities to a particular broker-dealer or institutional investor, the portfolio manager will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower.  The Fund will retain authority to terminate any loans at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker.  The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Fund’s interest.  Dividends received by the Fund on the loaned securities are not treated as “qualified dividends” for tax purposes.

Repurchase Agreements

The Fund may enter into repurchase agreements with certain banks or non-bank dealers.  In a repurchase agreement, the Fund buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days).  The repurchase agreement, thereby, determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying security.  New Star will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.  Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.  Although no definitive creditworthiness criteria are used, the portfolio manager reviews the creditworthiness of the banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate those risks.  The Fund may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

Sovereign Debt

Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Legal recourse is therefore limited. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. Also, there can be no assurance that the holders of commercial bank loans to the same sovereign entity may not contest payments to the holders of sovereign debt in the event of default under commercial bank loan agreements.

A sovereign debtor’s willingness or ability to repay principal and pay interest in a timely manner may be affected by a variety of factors, including among others, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy toward principal international lenders and the political constraints to which a sovereign debtor may be subject. A country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international price of such commodities. Increased protectionism on the part of a country’s trading partners, or political changes in those countries, could also adversely affect its exports. Such events could diminish a country’s trade account surplus, if any, or the credit standing of a particular local government or agency. Another factor bearing on the ability of a country to repay sovereign debt is the level of the country’s international reserves. Fluctuations in the level of these reserves can affect the amount of foreign exchange readily available for external debt payments and, thus, could have a bearing on the capacity of the country to make payments on its sovereign debt.

To the extent that a country has a current account deficit (generally when its exports of merchandise and services are less than its country’s imports of merchandise and services plus net transfers (e.g., gifts of currency and goods) to foreigners), it may need to depend on loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be adversely affected by a change in international interest rates, since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

With respect to sovereign debt of emerging market issuers, investors should be aware that certain emerging market countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.

Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of sovereign debt, including the Fund, may be requested to participate in the rescheduling of such debt and to extend further loans to sovereign debtors, and the interests of holders of sovereign debt could be adversely affected in the course of restructuring arrangements or by certain other factors referred to below. Furthermore, some of the participants in the secondary market for sovereign debt may also be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of certain issuers of sovereign debt. There is no bankruptcy proceeding by which sovereign debt on which a sovereign has defaulted may be collected in whole or in part.

Foreign investment in certain sovereign debt is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in such sovereign debt and increase the costs and expenses of the Fund. Certain countries in which the Fund may invest require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries or impose additional taxes on foreign investors. Certain issuers may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in a country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

The sovereign debt in which the Fund may invest includes Brady Bonds, which are securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Monetary Fund (“IMF”). The Brady Plan framework, as it has developed, contemplates the exchange of commercial bank debt for newly issued Brady Bonds. Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount.

There can be no assurance that the circumstances regarding the issuance of Brady Bonds by these countries will not change. Investors should recognize that Brady Bonds do not have a long payment history. Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt, which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the Fund will purchase Brady Bonds, if any, in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase.

Certain Brady Bonds have been collateralized as to principal due at maturity by U.S. Treasury zero coupon bonds with maturities equal to the final maturity of such Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations’ reserves. In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. Brady Bonds are often viewed as having several valuation components: (1) the collateralized repayment of principal, if any, at final maturity, (2) the collateralized interest payments, if any, (3) the uncollateralized interest payments and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”). In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds have speculative characteristics. The Fund may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories.

Portfolio Turnover

The Fund’s portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity, market conditions or other factors. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs to the Fund and its shareholders.  High portfolio turnover may result in the realization of substantial capital gains.

DIRECTORS AND OFFICERS

Under the laws of the State of Maryland, the Board of Directors of the Company is responsible for managing the Company’s business and affairs.  The Board of Directors also oversees duties required by applicable state and federal law.

The directors and officers of the Company, together with information as to their principal business occupations during the last five years and other information, are shown below.  William D. Forsyth III (indicated with an asterisk*) is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, because he serves as director and officer of Frontegra and owns 100% of Frontegra.

Independent Directors

Name, Address and Age as of August 1, 2008	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
David L. Heald 400 Skokie Blvd., Suite 260, Northbrook, Illinois 60062 Age: 64	Director since June 1996	Indefinite	Mr. Heald received his B.A. in English from Denison University in 1966 and his J.D. from Vanderbilt University School of Law in 1969. Mr. Heald has been a principal and a Director of Consulting Fiduciaries, Inc. (“CFI”), a registered investment adviser, since August of 1994. CFI provides professional, independent, fiduciary decision making, consultation and alternative dispute resolution services to ERISA plans, plan sponsors and investment managers. Between April 1994 and August 1994, Mr. Heald engaged in the private practice of law. From August 1992 until April 1994, Mr. Heald was a managing	9	None

director and the chief administrative officer of Calamos Asset Management, Inc., a registered investment adviser specializing in convertible securities, and he served as an officer and director of CFS Investment Trust, a registered investment company comprised of four series.  From January 1990 until August 1992, Mr. Heald was a partner in the Chicago based law firm of Gardner, Carton & Douglas.

James M. Snyder 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 61	Director since May 2002	Indefinite	Mr. Snyder received his B.S. in Finance from Indiana University in 1969 and his M.B.A. from DePaul University in 1973. Mr. Snyder served as an investment professional with Northern Trust from June 1969 until his retirement in June 2001. He served in a variety of capacities at Northern Trust, most recently as Executive Vice President of Northern Trust and Vice Chairman of Northern Trust Global Investments. Mr. Snyder earned the right to use the Chartered Financial Analyst (CFA) designation.	9	None

Interested Director and Officers
Name, Address and Age as of August 1, 2008	Position(s) Held with Company	Term of Office	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Director	Other Directorships Held by Director
William D. Forsyth III* Frontegra Asset Management, Inc. 400 Skokie Boulevard Suite 500 Northbrook, Illinois 60062 Age: 44	President and Secretary since August 2008; Co-President, Treasurer and Assistant Secretary from May 1996 to August 2008 Director since May 1996	Elected annually by the Board of Directors Indefinite

Mr. Forsyth received his B.S. in Finance from the University of Illinois in 1986 and his M.B.A. from the University of Chicago in 1988.  Mr. Forsyth has served as President of the Adviser since August 2008 and as Treasurer and a Director of the Adviser since May 1996.  Mr. Forsyth served as Co-President and Assistant Secretary of the Adviser from May 1996 until August 2008.  Mr. Forsyth has served as President of Timpani Capital Management LLC since August 2008 and served as Co-President from April until August of 2008.  From July 1993 until the present, Mr. Forsyth has served as a Partner of Frontier Partners, Inc., a consulting/marketing firm.  From April 1987 until June 1993, Mr. Forsyth served as a Partner of Brinson Partners, Inc., an investment adviser, and from June 1986 until April 1987, he served as a product marketing representative of Harris Trust & Savings Bank.  Mr. Forsyth earned the right to use the CFA designation in 1991.

				9	None

Elyce D. Dilworth Frontegra Asset Management, Inc. 400 Skokie Blvd., Suite 500 Northbrook, Illinois 60062 Age: 41	Chief Compliance Officer since January 2008; Anti-Money Laundering Compliance Officer since February 2008; Treasurer and Assistant Secretary since August 2008.	Elected Annually by the Board of Directors

Ms. Dilworth received her B.B.A. in Finance from the University of Wisconsin – Milwaukee in 1989 and her M.S. in Accounting from the University of Wisconsin – Milwaukee in 1991.  Ms. Dilworth has served as Chief Compliance Officer of the Adviser since January 2008 and as Secretary since August 2008.  Ms. Dilworth has served as Chief Financial Officer and Chief Compliance Officer of Timpani Capital Management LLC since April 2008.  From June 2004 until May 2007, Ms. Dilworth was the Chief Compliance Officer for the Van Wagoner Funds, Inc., and the President, Secretary and Treasurer from January 2005 until May 2007.  From April 1994 until December 2003, Ms. Dilworth was employed by UMB Fund Services, Inc., a service provider to mutual funds and alternative investment products.  From January 1992 until April 1994, Ms. Dilworth was a Staff Accountant for

				N.A.	N.A.

PriceWaterhouseCoopers LLP, a public accounting firm.

The Board of Directors has one standing committee – an Audit Committee.  Pursuant to its charter, the Audit Committee: oversees the accounting and financial reporting policies and procedures of the Company and each of its series; oversees the Company’s internal control over financial reporting and disclosure controls and procedures; oversees the quality, objectivity and integrity of the Company’s financial statements and the independent audit thereof; monitors the independent auditor’s qualifications, independence and performance; and is responsible for the appointment, compensation and oversight of the Company’s independent auditor.  During the fiscal year ended June 30, 2008, the Audit Committee met two times.  The two independent directors – Mr. Heald and Mr. Snyder – form the Audit Committee.

The following table sets forth the dollar range of shares beneficially owned by each director in the Frontegra family of funds as of December 31, 2007, stated using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Dollar Range of Equity Securities Beneficially Owned

Name of Director	Aggregate Dollar Range of Equity Securities Beneficially Owned in Frontegra Family of Funds

William D. Forsyth III(1)	Over $100,000
David L. Heald	$10,001 - $50,000
James M. Snyder	Over $100,000

_______________________

(1)  This Director is deemed an “interested person” as defined in the 1940 Act.

As of the date of this SAI, officers and directors of the Company do not own any shares of the Fund because it was not offered for sale until the date of this SAI.

Directors and officers of the Company who are also officers, directors, employees or shareholders of the Adviser do not receive any remuneration from the Fund for serving as directors or officers.  Accordingly, Mr. Forsyth does not receive any remuneration from the Fund for his services as director and officer.  Ms. Dilworth receives compensation from Frontegra for her services as Chief Compliance Officer of the Company.  The Fund pays compensation to an outside consulting firm for compliance-related services in support of Ms. Dilworth’s position as Chief Compliance Officer.  Neither the Company nor the Fund maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as Company or Fund expenses. The following table provides information relating to compensation paid to Mr. Heald and Mr. Snyder for their services as directors of the Company for the fiscal year ended June 30, 2008.  Mr. Heald and Mr. Snyder did not receive any remuneration from the Fund during fiscal year 2008 because the Fund was not offered for sale until the date of this SAI.

Aggregate Compensation Paid to Directors By the Company

Name	Total Compensation from Fund Complex(1)

David L. Heald	$22,500
James M. Snyder	$20,000

__________________

(1)

The disinterested directors may invest their compensation in shares of the Fund.  The Frontegra family of funds consists of nine separate mutual fund portfolios, one of which is discussed in this SAI.

CODE OF ETHICS

The Company, Frontegra and the Fund’s distributor, Frontegra Strategies, LLC (the “Distributor”) have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act.  The Code of Ethics governs all employees and other supervised persons of the Company, Frontegra and the Distributor.  The Code of Ethics is based upon the principle that directors, officers and employees of the Company, Frontegra and the Distributor have a fiduciary duty to place the interests of Fund shareholders above their own.  The Code of Ethics addresses compliance with federal securities laws, gifts and personal trading and reporting.

The Code of Ethics prohibits access persons (as defined in the Code of Ethics) from buying or selling most securities for their own accounts other than securities held in the S&P 500 Index, private placements, fixed income securities, mutual funds and prescribed exempt transactions.  The Code of Ethics requires access persons to preclear transactions in permitted investments.  Additionally, the Code of Ethics requires access persons (other than independent directors of the Fund) to report transactions to Frontegra’s Chief Compliance Officer.  Independent directors are required to report certain transactions to the Fund’s administrator, U.S. Bancorp Fund Services, LLC.  Moreover, access persons (other than independent directors of the Fund) are required, on an annual basis, to disclose all securities holdings to the Chief Compliance Officer.

New Star has adopted a Code of Ethics that governs all directors, officers and employees of New Star (collectively, “New Star Employees”).  The Code of Ethics permits New Star Employees to invest in securities, including securities that may be purchased or held by the Fund, subject to certain restrictions.  Additional rules have been applied to Access Persons.  Access Persons generally include all directors and officers of New Star, as well as certain employees and control persons who have access to information regarding the purchase and sale of securities by New Star.  The Code of Ethics permits Access Persons to buy and sell securities for their personal accounts subject to certain restrictions.  The Code of Ethics requires Access Persons, in addition to preclearing most transactions, to disclose all securities holdings on an annual basis and confirm transactions quarterly.  The Code of Ethics prohibits Access Persons from purchasing or selling any security that a client account purchased or sold or New Star considered purchasing or selling during the seven-day period immediately before or after the Access Person’s transaction, unless the transaction is executed at the same or worse price as that received by the advisory client.

PRINCIPAL SHAREHOLDERS

Information regarding principal shareholders and control persons of the Fund is not provided because the Fund was not offered for sale until the date of this SAI.

INVESTMENT ADVISER

Frontegra Asset Management, Inc. (the “Adviser” or “Frontegra”) is the investment adviser to the Fund.  On August 1, 2008, Mr. William D. Forsyth III acquired 100% of the ownership interest in Frontegra and the Distributor (the “Transaction”).  See “Directors and Officers” for Mr. Forsyth’s positions with the Adviser and Frontier Partners, Inc. (“Frontier”).  Prior to the consummation of the Transaction, Mr. Forsyth and Thomas J. Holmberg, Jr. each owned 50% of Frontegra and the Distributor.  Pursuant to the Transaction and effective August 1, 2008, Mr. Holmberg no longer holds an ownership interest in Frontegra or the Distributor, and has resigned from his positions at Frontegra, the Distributor and the Company.  Prior to the consummation of the Transaction, Mr. Forsyth and Mr. Holmberg were co-Presidents of the Company, Frontegra and the Distributor.  Effective August 1, 2008, Mr. Forsyth assumed the positions of President and Secretary of the Company.  Additionally, effective August 1, 2008, Elyce D. Dilworth, Chief Compliance Officer of the Company and the Adviser, assumed the positions of Treasurer and Assistant Secretary of the Company.  A brief description of the Fund’s investment advisory agreement is set forth in the Fund’s Prospectus under “Fund Management.”

The Company, on behalf of the Fund, has entered into an advisory agreement with the Adviser (the “Advisory Agreement”).  The Advisory Agreement has an initial term of two years (with a ______ __, 2008 starting point) and is required to be approved annually thereafter by the Board of Directors of the Company or by a vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act).  Each annual renewal must also be approved by the separate vote of the Company’s disinterested directors, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement was approved by the disinterested directors on July 24, 2008.  The Advisory Agreement is terminable without penalty, on 60 days’ written notice by the Board of Directors of the Company, by vote of a majority of the Fund’s outstanding voting securities or by the Adviser, and will terminate automatically in the event of its assignment.

Under the terms of the Advisory Agreement, the Adviser supervises the management of the Fund’s investments and business affairs, subject to the supervision of the Company’s Board of Directors.  At its expense, the Adviser provides office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund.  As compensation for its services, the Fund pays to the Adviser a monthly advisory fee at the annual rate of 1.00% of the average daily net asset value of the Fund.

Pursuant to an expense cap agreement between Frontegra and the Company, on behalf of the Fund, Frontegra has contractually agreed to waive its management fee and/or reimburse the Fund to ensure that the total operating expenses for the Fund do not exceed 1.50% of the Fund’s average daily net assets for Class Y shares and 1.10% of the Fund’s average daily net assets for Institutional Class shares.  The expense cap agreement will continue in effect until October 31, 2009 with successive renewal terms of one year unless terminated by Frontegra or the Company prior to any such renewal.

Frontegra has entered into a subadvisory agreement under which New Star serves as the Fund’s subadviser and, subject to Frontegra’s supervision, manages the Fund’s portfolio assets.  Under the subadvisory agreement, New Star is compensated by Frontegra for its investment advisory services at the annual rate of ___% of the net advisory fee received by Frontegra, after giving effect to any fee waiver or reimbursement by Frontegra pursuant to the expense cap agreement discussed above subject to a minimum of ___% of the Fund’s average daily net assets.  New Star is an indirect wholly-owned subsidiary of New Star Asset Management Group PLC.  Mark S. Beale is Co-Head of Equity and a Director of New Star and the Deputy Chief Investment Officer of New Star Asset Management Limited.  Richard D. Lewis is Co-Head of Equity and a Director of New Star.  Rupert Ruvigny is Chief Compliance Officer and a Director of New Star.  John Mould is Chief Operating Officer of New Star.  Howard J. Covington is Chief Executive Officer of New Star.  Mr. Beale, Mr. Lewis, Mr. Ruvigny, Mr. Mould and Mr. Covington are each considered a control person of New Star due to their ownership of and/or their position with New Star.

The Adviser’s principal executive officer, Mr. Forsyth, generally devotes a substantial portion of his time to the services of Frontier, a consulting/marketing firm that operates as a third-party solicitor for investment advisers.  Mr. Forsyth is the 100% owner and a partner of Frontier and derives compensation from such position.  Pursuant to a contractual consulting arrangement, Frontier provides services to and is compensated by New Star.  In addition, Mr. Forsyth and another partner of Frontier each have a small ownership position in New Star.  These arrangements may present a conflict of interest.  The Adviser may not be inclined to terminate the subadvisory relationship with New Star when its affiliate, Frontier, is receiving compensation from New Star for other services.  Similarly, if New Star discontinues using the services of Frontier, the Adviser may have an incentive to terminate the subadvisory contract with New Star irrespective of New Star’s performance and replace New Star with an entity that would retain the services of Frontier.  Nonetheless, the Company’s Board of Directors retains ultimate oversight of the Fund and its advisory and subadvisory relationships.

PORTFOLIO MANAGERS

Other Accounts Managed by Portfolio Managers of the Fund

As described in the Prospectus for the Fund under “Fund Management,” New Star’s Investment Policy Committee (the “Committee”) is solely responsible for the day-to-day management of the other accounts set forth in the following table.  Mark Beale and Richard Lewis jointly manage the Committee and retain oversight over all investment decisions.  The Committee is divided into various geographic regions of responsibility, each with its own leader responsible for research and stock selection in the region.  Ian Beattie, Brian Coffey, David Cornell and Simon Ward lead the emerging markets team.  None of the pooled investment vehicles managed by members of the emerging markets team, three pooled investment vehicles pay performance fees.  None of the other accounts managed by members of the emerging markets team pay a performance fee.

Other Accounts Managed by the Portfolio Managers(1)

	Other Registered Investment Companies Managed by Portfolio Manager		Other Pooled Investment Vehicles Managed by Portfolio Manager				Other Accounts Managed by Portfolio Manager
Portfolio Manager(2)	Number	Total Assets	Number	Total Assets	Number with Performance -Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees	Number	Total Assets	Number with Performance - Based Fees	Total Assets of Pooled Investment Vehicles with Performance- Based Fees
Mark Beale	7	629.7 million	2	249.7 million	1	6.6 million	7	1.78 billion	0	0
Richard Lewis	1	571.0 million	6	473.9 million	0	0	13	3.20 billion	0	0
Ian Beattie	2	75.3 million	4	244.7 million	2	10.0 million	2	423.7 million	0	0
Brian Coffey	-	-	4	121.8 million	-		10	462.1 million	0	0
David Cornell	-	-	-	-	-	-	-	-	-	-
Simon Ward	-	-	-	-	-	-	-	-	-	-

_________________________________________

(1)

As of March 31, 2008.

(2)

Each portfolio manager is jointly responsible for the day-to-day management of the accounts listed in the table with the other portfolio manager(s) listed.

Potential Conflicts of Interest

New Star’s portfolio managers advise multiple accounts for numerous clients.  In addition to the Fund, these accounts include other mutual funds, separate accounts and private investment vehicles.

New Star is regulated by both the Financial Services Authority in the United Kingdom and the SEC, and accordingly is subject to compliance with both regulatory regimes.  New Star’s compliance department has established policies in areas such as personal trading, trade allocation and aggregation and cross trading to prevent potential conflicts in connection with any portfolio manager’s management of the Fund and the management of any other accounts.  New Star’s compliance department regularly reviews and monitors these policies and conducts an annual risk review to identify those areas where a greater degree of oversight is required.

New Star is a registered investment adviser with the SEC.

Compensation of Portfolio Manager

Portfolio managers and research analysts are paid competitive salaries plus equity participation.  New Star believes that direct share ownership rather than performance-based bonuses ensures that unnecessary risks on individual portfolios are not taken but ensures that the key driver of the business – long-term performance – is uppermost in their minds.  Investment professionals will ultimately only be rewarded if the business is successful and the performance is solid.  Equity participation is offered to all employees.  Employee ownership varies based on tenure and level of contribution to overall firm performance. No individual is rewarded solely on his/her performance.  Rather, compensation is dictated by the success of the organization, as well as the employee’s contribution to that success by virtue of his/her performance and the performance of the overall portfolio.  The portfolio managers do not receive any performance fees for other accounts managed and their compensation formula for management of the Fund is not determined differently than for management of any other accounts.

Ownership of Fund Shares by Portfolio Manager

As of the date of this SAI, New Star’s portfolio managers did not own any shares of the Fund because it was not offered for sale until the date of this SAI.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Fund does not provide or permit others to provide information about its portfolio holdings to any third party on a selective basis, except as permitted by the Company’s policy regarding disclosure of portfolio holdings (the “Disclosure Policy”).  Pursuant to the Disclosure Policy, the Company, Frontegra and New Star may disclose information about the Fund’s portfolio holdings only in the following circumstances:

•

The Fund will disclose its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and six-month period.  In addition, the Company will disclose the portfolio holdings of the Fund as of the end of the first and third fiscal quarters by filing Form N-Q with the SEC, and as of the end of the second and fourth fiscal quarters by filing Form N-CSR with the SEC.

•

The Fund’s full portfolio holdings as of quarter end will be posted on the Company’s website no earlier than 10 days after quarter end.

•

The Fund’s full portfolio holdings as of quarter end will be included in a quarterly report provided to certain shareholders of the Fund following posting of the portfolio holdings on the Company’s website.

•

Frontegra or New Star may disclose Fund portfolio holdings in regulatory filings and to the Fund’s service providers (the administrator, fund accountant, custodian, transfer agent, independent accountant, legal counsel and financial printer) in connection with the fulfillment of their duties to the Fund and Company.  Such disclosures generally are made to the service providers on a quarterly basis in connection with the preparation of regulatory filings but may be provided more frequently if necessary.

•

The portfolio holdings as of each quarter end for the Fund will be disclosed to the rating agencies listed below no earlier than 10 days after quarter end.

Morningstar, Inc.	Thomson Financial Services
Lipper, Inc.	Vickers Stock Research Corporation
Standard & Poor’s Ratings Group	Citigate Financial Intelligence
Bloomberg L.P.	Wilshire & Associates, Inc.
Interactive Data Corporation

•

Disclosure of portfolio holdings as of a particular month end may be made in response to inquiries from consultants or prospective clients no earlier than 10 days after month end.

•

The Fund’s portfolio holdings may also be disclosed in cases where other legitimate business purposes of the Fund are served by such disclosure provided that, if prior to the public disclosure of such information, (a) the Company’s Chief Compliance Officer authorizes the disclosure and determines that there are no conflicts of interest between the Fund’s shareholders and Frontegra or the subadviser and (b) the recipient is required to maintain the confidentiality of the information either by contract or by law.

The Company is prohibited from entering into any other arrangements to disclose information regarding the Fund’s portfolio securities without prior approval of the Board of Directors.  No compensation or other consideration may be received by the Fund, Frontegra or New Star in connection with the disclosure of portfolio holdings in accordance with this policy.

The Chief Compliance Officer monitors compliance with the Disclosure Policy and reports any violations to the Board of Directors.  The Board of Directors will review any disclosures of Fund portfolio holdings outside of the permitted disclosures described above on a quarterly basis to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders and to address any conflicts between the interests of the Fund shareholders and those of Frontegra, New Star or any other Fund affiliate.

PROXY VOTING POLICIES

The Board of Directors of the Fund has adopted proxy voting procedures that delegate to Frontegra the authority to vote proxies, subject to the supervision of the Board of Directors.  The Board of Directors has also authorized Frontegra to delegate its authority to vote proxies to the Fund’s subadviser, pursuant to the subadvisory agreement, if Frontegra believes that the subadviser is in the best position to make voting decisions on behalf of the Fund.  In addition, the Board of Directors has authorized Frontegra and the subadviser to retain a third party voting service to provide recommendations on proxy votes or vote proxies on the Fund’s behalf.  The Fund’s proxy voting procedures provide that, in the event of a conflict between the interests of Frontegra or the subadviser and the Fund with regard to a proxy vote, a majority of the disinterested directors will be responsible for resolving the conflict.

New Star’s proxy voting policies provide that the relevant managers will decide how to vote proxies on various issues on a case-by-case basis, with the intention being to vote proxies in the best interest of client accounts.  New Star has retained a third party proxy voting service to assist with the implementation of its proxy voting policy.  Proxy solicitations that might involve a conflict of interest between New Star and client interests will be handled in one of the following ways:

•

Vote the securities based on a pre-determined voting policy if the application of the policy to the matter presented involves little discretion on New Star’s part;

•

Vote the securities in accordance with a pre-determined policy based upon the recommendations of an independent third party, such as a proxy voting service;

•

Refer the proxy to the client or to a fiduciary of the client for voting purposes;

•

Suggest that the client engage another party to determine how the proxy should be voted; or

•

Disclose the conflict to the client or, with respect to the Fund, the Board of Directors (or its delegate), and obtain the client’s or the Board of Director’s direction to vote the proxies.

Information regarding how the Fund votes proxies will be available without charge, either upon request, by calling toll free, 1-888-825-2100, or by accessing the SEC’s website at http://www.sec.gov.

FUND TRANSACTIONS AND BROKERAGE

New Star is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund’s securities business, the negotiation of the commissions to be paid on such transactions and the allocation of portfolio brokerage and principal business.  New Star seeks the best execution at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to New Star or the Fund.  The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any.  Purchases may be made from underwriters, dealers and, on occasion, the issuers.  Commissions will be paid on the Fund’s futures and options transactions.  The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads.  The Fund may pay mark-ups on principal transactions.  In selecting broker-dealers and in negotiating commissions, New Star considers the firm’s reliability, the quality of its execution services on a continuing basis, evidence of its regulatory approval, its credit rating and its financial condition.  Brokerage will not be allocated based on the sale of the Fund’s shares.

Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”) permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction.  Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody).

New Star considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility.  Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if New Star determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to the Fund. New Star believes that the research information received in this manner provides the Fund with benefits by supplementing the research otherwise available to the Fund.  The Subadvisory Agreement provides that such higher commissions will not be paid by the Fund unless (a) New Star determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of New Star’s overall responsibilities with respect to the accounts as to which it exercises investment discretion; (b) such payment is made in compliance with the provisions of Section 28(e), other applicable state and federal laws, and the Subadvisory Agreement; and (c) in the opinion of New Star, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.  The investment advisory fees paid by the Fund under the Advisory Agreement are not reduced as a result of New Star’s receipt of research services.

New Star places portfolio transactions for other advisory accounts that they manage.  Research services furnished by firms through which the Fund effects its securities transactions may be used by New Star in servicing all of its accounts.  Not all of such services may be used by New Star in connection with the Fund.  New Star believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) managed by it.  Because the volume and nature of the trading activities of the accounts are not uniform, the amount of the commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary.  However, New Star believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. New Star seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account.  In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund.  In making such allocations between the Fund and other advisory accounts, the main factors considered by New Star are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

CUSTODIAN

As custodian of the Fund’s assets, U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212, has custody of all securities and cash of the Fund, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments and performs other duties, all as directed by the officers of the Company.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Third Floor, Milwaukee, Wisconsin 53202, an affiliate of U.S. Bank, N.A., acts as transfer agent and dividend-disbursing agent for the Fund (the “Transfer Agent”).  The Transfer Agent is compensated based on an annual fee per open account of $14.00, subject to minimum annual fees of $6,000 per Fund.  There is a fee of $6,000 per year for each additional fund or class.

ADMINISTRATOR AND FUND ACCOUNTANT

U.S. Bancorp Fund Services, LLC also provides administrative and fund accounting services to the Fund pursuant to separate Administration and Fund Accounting Agreements.  Under these Agreements, U.S. Bancorp Fund Services, LLC calculates the daily net asset value of the Fund and provides administrative services (which include clerical, compliance and regulatory services such as filing all required federal income and excise tax returns and state property tax returns, assisting with regulatory filings, preparing financial statements and monitoring expense accruals).  For the foregoing services, U.S. Bancorp Fund Services, LLC receives from the Fund, a fee, computed daily and payable monthly based on the Company’s average net assets at the annual rate of 0.0325 of 1% on the first $1 billion and 0.02 of 1% on the average net assets in excess of $1 billion, subject to an annual minimum of $300,000 (subject to adjustment in accordance with the number of series offered by the Company), plus out-of-pocket expenses.

SHAREHOLDER MEETINGS

Maryland law permits registered investment companies, such as the Company, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act.  The Company has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act.

The Company’s Bylaws also contain procedures for the removal of directors by shareholders of the Company. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

DISTRIBUTION OF FUND SHARES

Frontegra Strategies, LLC, located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 is the principal distributor of the Fund’s shares.  Under a Distribution Agreement between the Company and the Distributor, the Distributor offers the Fund’s shares on a continuous, best-efforts basis.  The Distributor is an affiliate of Frontegra.

Rule 12b-1 Plan

Class Y shares of the Fund are subject to a distribution plan adopted by the Company pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”).  The Plan authorizes payments by the Fund at an annual rate of up to 0.25% of the average daily net asset value of the Class Y shares of the Fund.  The Plan provides that the Distributor will act as distributor of the Class Y shares, and it permits the payment of fees to the Distributor or others, such as mutual fund supermarkets, brokers, dealers, administrators and other financial intermediaries (collectively, “Financial Intermediaries”), as reimbursement for activities primarily intended to result in the sale of shares of the Fund.  Such activities typically include advertising, compensation for sales and sales marketing activities by Financial Intermediaries, and the production and dissemination of prospectuses and sales and marketing materials.  To the extent any activity is one which the Fund may finance without the Plan, the Fund may also make payments to finance such activity outside the Plan and not subject to its limitations.

The Plan is a reimbursement-type plan, which means that the Class Y shares of the Fund pays the Distributor and other qualified recipients an amount necessary to reimburse the Distributor and Financial Intermediaries for their allocated share of expenses incurred pursuant to the Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets attributable to Class Y shares.   Payments by the Fund under the Plan may be made to reimburse the Distributor and Financial Intermediaries for services provided in connection with the distribution of the Fund’s Class Y shares to investors.  The Plan increases the Class Y shares’ expenses from what they would otherwise be.  The Fund may engage in joint distribution activities with other Class Y shares of the Frontegra Funds and to the extent the expenses are not allocated to a specific Frontegra fund, expenses will be allocated based on the Fund’s net assets.

Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board of Directors receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board of Directors, including a majority of the independent directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board of Directors, including a majority of the independent directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.  The Plan is designed to encourage Financial Intermediaries to provide distribution services to the Fund and holders of Class Y shares.

Interests of Mr. Forsyth

Frontegra, in its capacity as the Fund’s investment adviser, and the Distributor, in its capacity as principal distributor of Fund shares, have direct and/or indirect financial interests in the Plan.  Mr. Forsyth has indirect financial interests in the Plan through his control of Frontegra and the Distributor.  No other “interested person” of the Fund, as defined in the 1940 Act, and no director of the Fund who is not an “interested person” has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Fund

The Plan, including a form of the Rule 12b-1 related agreement, was approved by the Board of Directors, including all of the directors who are not interested persons (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the Plan or any related agreements (the “Rule 12b-1 Independent Directors”) on July 24, 2008.  The continuation of the Plan will be approved annually by the Board of Directors, including a majority of the Rule 12b-1 Independent Directors.  The Board of Directors has determined that the Plan is likely to benefit Class Y shares of the Fund by providing an incentive for Financial Intermediaries to engage in sales and marketing efforts on behalf of the Fund and to provide enhanced services to Class Y shareholders.  Under the Plan, the Distributor will provide the Board of Directors and the directors will review, at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.  As part of this quarterly review of the Plan, the directors will consider the continued appropriateness of the Plan and the level of compensation payable thereunder.

Shareholder Services

Class Y shares of the Fund pay an annual shareholder servicing fee of up to 0.15% of the Class Y shares’ average daily net asset value to Financial Intermediaries for providing shareholder services and maintaining shareholder accounts for their customers who are Fund shareholders.  These services may include, but are not limited to, distributing prospectuses and other information, providing shareholder assistance and communicating or facilitating purchases and redemption of shares.  The Distributor is the shareholder servicing agent for the Fund.

PURCHASE, PRICING AND REDEMPTION OF SHARES

Shares of the Fund are sold on a continuous basis at the Fund’s net asset value.  As set forth in the Prospectus under “Valuation of Fund Shares,” the Fund’s net asset value per share is determined as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each day the NYSE is open for business.  The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption.  Net asset value is calculated by taking the market value of the Fund’s total assets, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding.  The result, rounded to the nearest cent, is the net asset value per share.

In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value.  Debt securities are valued by a pricing service that utilizes electronic data processing techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed by New Star to reflect more accurately the fair market value of such securities.  Otherwise, actual sale or bid prices are used.  Common stocks and other equity-type securities are valued at the last trade price on the national securities exchange (other than Nasdaq) on which such securities are primarily traded, and securities traded on Nasdaq are valued using the Nasdaq Official Closing Price; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a national securities exchange or Nasdaq are valued at the most recent bid prices.

Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors or its delegate.  The Board of Directors may approve the use of pricing services to assist the Fund in the determination of net asset value.  Short-term fixed income securities held by the Fund are generally valued on an amortized cost basis.

Most securities that are primarily traded on foreign exchanges generally are valued at the last sale price of such securities on their respective exchange.  In certain countries market maker prices, usually the mean between the bid and ask prices, are used.  In certain circumstances, such as when a significant event occurs in a foreign market so that the last sale price no longer reflects actual value, the fair value of these securities may be determined using the fair value procedures described above.  In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Purchases In Kind.  Shares of the Fund may be purchased “in kind,” subject to the approval of the Adviser and/or New Star and their determination that the securities are acceptable investments for the Fund and that they have a value that is readily ascertainable in accordance with the Fund’s valuation policies.  In an in kind purchase, investors transfer securities to the Fund in exchange for Fund shares.  Securities accepted by the Fund in an in kind purchase will be valued at market value.  In general, investors transferring securities for shares will recognize a gain or loss on an in kind purchase of the Fund.

Redemptions In Kind.  The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that the Fund is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the shares of the Fund being redeemed, whichever is less for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in assets other than cash, such as securities or other property.  Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the Fund’s net asset value per share.  Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of such securities.

ANTI-MONEY LAUNDERING PROGRAM

The Company has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”).  In order to ensure compliance with this law, the Company’s Program provides for the development of internal practices, procedures and controls, the designation of an anti-money laundering compliance officer, an ongoing training program, an independent audit function to determine the effectiveness of the Program and a customer identification program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s transfer agent has established proper anti-money laundering procedures that require it to report suspicious and/or fraudulent activity, verify the identity of new shareholders, check shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and undertake a complete and thorough review of all new account applications.

TAXATION OF THE FUND

The Fund intends to qualify annually as a “regulated investment company” under Subchapter M of the Code, and if so qualified will not be liable for federal income taxes to the extent earnings are distributed to shareholders on a timely basis.  In the event the Fund fails to qualify as a “regulated investment company,” it will be treated as a regular corporation for federal income tax purposes.  Accordingly, if disqualified, the Fund would be subject to federal income taxes on the full amount of its taxable income and gains and any distributions that it makes would not qualify for any dividends paid deduction.  This would increase the cost of investing in the Fund for shareholders and would make it more economical for shareholders to invest directly in securities held by the Fund instead of investing indirectly in such securities through the Fund.

The Fund intends to distribute at least annually to its holders all or substantially all of its investment company taxable income and net capital gain.  For federal income tax purposes, distributions from the Fund’s investment company taxable income (which includes dividends, interest, net short-term capital gains, and net gains from foreign currency transactions), if any, generally are taxable to you as ordinary income whether reinvested or received in cash, unless such distributions are attributable to “qualified dividend income” eligible for the reduced rate of tax on long-term capital gains or unless you are exempt from taxation or entitled to a tax deferral.  Currently, the maximum rate applicable to long-term capital gains, and thus to qualified dividend income, is set at 15%.  Under current law, the reduced rates on qualified dividend income will cease to apply to taxable years beginning after December 31, 2010.

Generally, “qualified dividend income” includes dividends received during the taxable year from certain domestic corporations and “qualified foreign corporations.”  Passive foreign investment corporations and corporations incorporated in a country that does not have an income tax treaty and an exchange of information program with the U.S. are not qualified foreign corporations.  The portion of a distribution that the Fund pays that is attributable to qualified dividend income received by the Fund will qualify for such treatment in the hands of the noncorporate shareholders of the Fund.  If the Fund has income of which more than 95% was qualified dividends, all of the Fund’s dividends will be eligible for the lower rates on qualified dividends.  Certain holding period requirements applicable to both the Fund and its shareholders also must be satisfied to obtain qualified dividend treatment.

Distributions of non-qualified dividend income, interest income, other types of ordinary income, and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.  Distributions paid by the Fund from net capital gains (the excess of net long-term capital gains over short-term capital losses) are taxable as long-term capital gains whether reinvested or received in cash and regardless of the length of time you have owned your shares.  The Jobs and Growth Tax Relief Reconciliation Act of 2003 reduced the maximum rate for long-term capital gains recognized by noncorporate shareholders to 15%.  Absent further legislation, this reduced rate will cease to apply to capital gains arising after December 31, 2010.  The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Interest and dividends received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities.  Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.  If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, it will be eligible to, and may, file an election with the Internal Revenue Service that would enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign and U.S. possessions income taxes paid by it.  Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder would be required to (i) include in gross income, and treat as paid by him, his proportionate share of those taxes, (ii) treat his share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as his own income from those sources, and (iii) either deduct the taxes deemed paid by him in computing his taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit against his federal income tax.  The Fund will report to its shareholders shortly after each taxable year their respective share of its income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election.

The Fund maintains its accounts and calculates its income in U.S. dollars.  In general, gain or loss (i) from the disposition of foreign currencies and forward currency contracts, (ii) from the disposition of foreign-currency-denominated debt securities that are attributable to fluctuations in exchange rates between the date the securities are acquired and their disposition date, and (iii) attributable to fluctuations in exchange rates between the time the Fund accrues interest or other receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects those receivables or pays those liabilities, will be treated as ordinary income or loss.  A foreign-currency-denominated debt security acquired by the Fund may bear interest at a high nominal rate that takes into account expected decreases in the value of the principal amount of the security due to anticipated currency devaluations; in that case, the Fund would be required to include the interest in income as it accrues but generally would realize a currency loss with respect to the principal only when the principal was received (through disposition or upon maturity).

Pursuant to the Code, the Fund will be treated as a separate entity for federal income tax purposes.

This section is not intended to be a full discussion of federal income tax laws and the effect of such laws on an investor.  There may be other federal, state, local or foreign tax considerations applicable to a particular investor.  Investors are urged to consult their own tax advisers.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, IL 60606-6301, has been selected as the independent registered public accounting firm for the Fund.  Ernst & Young will audit and report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s federal income tax returns, and perform other professional, accounting, auditing, tax and advisory services when engaged to do so by the Fund.

FINANCIAL STATEMENTS

Audited financial statements are not provided because the Fund did not commence operations until after the date of this SAI.

PART C

OTHER INFORMATION

Item 23.

Exhibits

See “Exhibit Index.”

Item 24.

Persons Controlled by or under Common Control with Registrant

Registrant neither controls any person nor is under common control with any other person.

Item 25.

Indemnification

Article VI of Registrant’s By-Laws provides as follows:

ARTICLE VI INDEMNIFICATION

The Corporation shall indemnify (a) its directors and officers, whether serving the Corporation or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the Investment Company Act of 1940, as amended, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law.  The foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled.  The Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Registrant’s directors and officers are insured under a policy of insurance against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.

Item 26.

Business and Other Connections of Investment Adviser

Frontegra Asset Management, Inc. (the “Adviser”) serves as the investment adviser for the Registrant. The Adviser is a registered investment adviser. The business and other connections of the Adviser, as well as the names and titles of the executive officers and directors of the Adviser, are further described in the Adviser’s Uniform Application for Investment Adviser Registration (“Form ADV”) as filed with the SEC.

New Star Institutional Managers Limited (“New Star”) serves as a sub-adviser with respect to the Registrant’s Emerging Markets Equity Fund.  New Star is a registered investment adviser.  The business and other connections of New Star, as well as the names and titles of the executive officers and directors of New Star, are further described in New Star’s Form ADV as filed with the SEC.

To the best of Registrant’s knowledge, none of the Adviser’s, or New Star directors or executive officers is or has been engaged in any other business, profession, vocation or employment of a substantial nature for the past two fiscal years, except as noted in the “Directors and Officers” and “Investment Adviser” sections of the Registrant’s Statement of Additional Information, which are incorporated herein by reference.

Item 27.

Principal Underwriters

(a)

None

(b)

Set forth below is certain information pertaining to the directors and officers of Frontegra Strategies, LLC, the Registrant’s principal underwriter:

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
William D. Forsyth III 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	President and General Securities Principal	President, Secretary and Director

NAME AND PRINCIPAL BUSINESS ADDRESS	POSITIONS AND OFFICES WITH UNDERWRITER	POSITIONS AND OFFICES WITH FUND
Elyce D. Dilworth 400 Skokie Boulevard, Suite 500 Northbrook, Illinois 60062	General Securities Principal and Chief Compliance Officer	Chief Compliance Officer, Assistant Secretary, Treasurer, Anti-Money Laundering Compliance Officer

(c)

None

Item 28.

Location of Accounts and Records

All accounts, books or other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Frontegra Asset Management, Inc., Registrant’s investment adviser, at Registrant’s corporate offices, except records held and maintained by U.S. Bank, N.A., 1555 N. River Center Drive, Suite 302, Milwaukee, Wisconsin 53212 and U.S. Bancorp Fund Services LLC, 615 E. Michigan Street, Milwaukee, Wisconsin 53202, relating to the former’s function as custodian and the latter’s function as transfer agent, administrator and fund accountant.

Item 29.

Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 30.

Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Northbrook and State of Illinois on the 13th day of August, 2008.

FRONTEGRA FUNDS, INC. (Registrant)

By:

/s/ William D. Forsyth III

William D. Forsyth III

President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 43 to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ William D. Forsyth III William D. Forsyth III	President, Secretary and a Director (principal executive officer and principal financial officer)	August 13, 2008

/s/ Elyce D. Dilworth Elyce D. Dilworth	Chief Compliance Officer, Treasurer, Assistant Secretary and Anti-Money Laundering Compliance Officer (principal accounting officer)	August 13, 2008

David L. Heald	Director*

James M. Snyder	Director*

*By: /s/ William D. Forsyth III William D. Forsyth III President Attorney-in-fact pursuant to Power of Attorney filed on May 24, 2007, Post-Effective Amendment No. 29.

EXHIBIT INDEX

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(a.1)	Registrant’s Articles of Incorporation	Filed July 1, 1996, Form N-1A
(a.2)	Articles Supplementary to the Registrant’s Articles of Incorporation dated January 31, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(a.3)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 19, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(a.4)	Articles Supplementary to the Registrant’s Articles of Incorporation dated October 7, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.5)	Articles of Amendment dated October 28, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(a.6)	Articles Supplementary to the Registrant’s Articles of Incorporation dated June 21, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(a.7)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(a.8)	Articles Supplementary to the Registrant’s Articles of Incorporation dated November 20, 2006	Filed May 16, 2007, Form N-14
(a.9)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated June 23, 2004	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.10)	Certificate of Correction dated May 17, 2007 to Articles Supplementary to the Registrant’s Articles of Incorporation dated November 27, 2006	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.11)	Articles of Amendment dated July 31, 2007	Filed August 13, 2007, Post-Effective Amendment No. 1 to Form N-14
(a.12)	Articles of Amendment dated August 20, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.13)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 20, 2007.	Filed August 31, 2007, Post- Effective Amendment No. 34
(a.14)	Articles Supplementary to the Registrant’s Articles of Incorporation dated August 22, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(a.15)	Articles Supplementary to the Registrant’s Articles of Incorporation dated July 16, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(a.16)	Articles Supplementary to the Registrant’s Articles of Incorporation dated ____________, 2008		*
(b)	Registrant’s By Laws	Filed July 1, 1996, Form N-1A
(c)	None
(d.1)	Investment Advisory Agreement dated October 30, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(d.2)	Exhibit A dated as of June 10, 2004 to the Investment Advisory Agreement	Filed June 25, 2004, Post-Effective Amendment No. 20
(d.3)	Exhibit B dated as of October 30, 1996 to the Investment Advisory Agreement	Filed October 11, 1996, Post-Effective Amendment No. 1
(d.4)	Exhibit C dated as of October 28, 2003 to the Investment Advisory Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(d.5)	Exhibit D dated as of August 19, 2002 to the Investment Advisory Agreement	Filed August 29, 2002, Post-Effective Amendment No. 15
(d.6)	Exhibit E dated as of January 31, 2001 to the Investment Advisory Agreement	Filed January 31, 2001, Post-Effective Amendment No. 12
(d.7)	Exhibit F dated as of August 22, 2005 to the Investment Advisory Agreement	Filed August 26, 2005, Post-Effective Amendment No. 23
(d.8)	Exhibit G dated as of August 20, 2007 to the Investment Advisory Agreement	Filed August 31, 2007, Post- Effective Amendment No. 34
(d.9)	Amended and Restated Subadvisory Agreement between Frontegra and Reams dated August 2, 1999, as amended May 8, 2000, May 20, 2003 and September 23, 2004, and as amended and restated November 1, 2007	Filed October 30, 2007, Post- Effective Amendment No. 36
(d.10)	Subadvisory Agreement between Frontegra and IronBridge dated as of August 30, 2002, as amended	Filed June 25, 2004, Post-Effective Amendment No. 20
(d.11)	Subadvisory Agreement between Frontegra and New Star dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(d.12)	Form of Amendment to Subadvisory Agreement between Frontegra and New Star	Filed October 28, 2005, Post-Effective Amendment No. 24
(d.13)	Subadvisory Agreement between Frontegra and Netols dated August 31, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(d.14)	Subadvisory Agreement between Frontegra and Sky dated August 20, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(d.15)	Amended and Restated Expense Cap/Reimbursement Agreement dated August 20, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(d.16)	Form of Investment Advisory Agreement with Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.17)	Form of Expense Cap/Reimbursement Agreement regarding Frontegra Timpani Small Cap Growth Fund	Filed July 18, 2008, Post-Effective Amendment No. 42
(d.18)	Investment Advisory Agreement with Frontegra Asset Management, Inc.		*
(d.19)	Subadvisory Agreement between Frontegra and New Star dated ____________, 2008		*
(d.20)	Expense Cap/Reimbursement Agreement regarding Frontegra New Star Emerging Markets Equity Fund		*
(e)	Distribution Agreement		*
(f)	None

2

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(g.1)	Form of Custody Agreement	Filed October 22, 2003, Post-Effective Amendment No. 18
(g.2)	Amendment to Fund Custody Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(g.3)	Amended Exhibit C to Fund Custody Agreement		*
(h.1)	Transfer Agent Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.2)	Fund Administration Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.3)	Fund Accounting Servicing Agreement	Filed December 17, 1999, Post-Effective Amendment No. 8
(h.4)	Amendment to Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.5)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.6)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.7)	Amendment to Fund Administration Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.8)	Amendment to Fund Accounting Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.9)	Amendment to Transfer Agent Servicing Agreement dated January 1, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(h.10)	Amendment to Transfer Agent Servicing Agreement dated May 20, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.11)	Amendment to Transfer Agent Servicing Agreement dated July 24, 2002	Filed October 22, 2003, Post-Effective Amendment No. 18
(h.12)	Amendment to Fund Accounting Servicing Agreement dated August 1, 2002	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.13)	Amendment to Fund Administration Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.14)	Amendment to Fund Transfer Agent Servicing Agreement dated August 1, 2007	Filed August 31, 2007, Post-Effective Amendment No. 34
(h.15)	Amended Exhibit A to Fund Accounting Servicing Agreement		*
(h.16)	Amended Exhibit A to Fund Administration Servicing Agreement		*
(h.17)	Amended Exhibit A to Transfer Agent Servicing Agreement		*
(i.1)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 9, 1996	Filed October 11, 1996, Post-Effective Amendment No. 1

3

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(i.2)	Opinion and Consent of Godfrey & Kahn, S.C. dated January 29, 2001	Filed January 31, 2001, Post-Effective Amendment No. 12
(i.3)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 23, 2002	Filed August 29, 2002, Post-Effective Amendment No. 15
(i.4)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 20, 2003	Filed October 22, 2003, Post-Effective Amendment No. 18
(i.5)	Opinion and Consent of Godfrey & Kahn, S.C. dated June 23, 2004	Filed June 25, 2004, Post-Effective Amendment No. 20
(i.6)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 25, 2005	Filed August 26, 2005, Post-Effective Amendment No. 23
(i.7)	Opinion and Consent of Godfrey & Kahn, S.C. dated August 31, 2007	Filed August 31, 2007, Post- Effective Amendment No. 34
(i.8)	Opinion and Consent of Godfrey & Kahn, S.C. dated September 4, 2007	Filed September 4, 2007, Post-Effective Amendment No. 35
(i.9)	Opinion and Consent of Godfrey & Kahn, S.C. dated October 30, 2007	Filed October 30, 2007, Post-Effective Amendment No. 36
(i.10)	Opinion and Consent of Godfrey & Kahn, S.C. dated July 18, 2008	Filed July 18, 2008, Post-Effective Amendment No. 42
(i.11)	Opinion and Consent of Godfrey & Kahn, S.C. dated __________, 2008		*
(j)	None
(k)	None
(l)	Initial Subscription Agreements	Filed October 11, 1996, Post-Effective Amendment No. 1
(m.1)	Rule 12b-1 Plan	Filed August 31, 2007, Post- Effective Amendment No. 34
(m.2)	Form of Rule 12b-1 Dealer Agreement	Filed August 31, 2007, Post- Effective Amendment No. 34
(n)	Multiple Class Plan		*
(o)	Reserved
(p.1)	Code of Ethics for Access Persons of Frontegra Funds, Inc., Frontegra Asset Management, Inc., Frontegra Strategies, LLC and Timpani Capital Management LLC	Filed July 18, 2008, Post-Effective Amendment No. 42
(p.2)	Amended and Restated Code of Ethics for Access Persons of Reams Asset Management Company, LLC.	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.3)	Code of Ethics for Access Persons of IronBridge Capital Management, LLC, as amended.	Filed June 25, 2004, Post-Effective Amendment No. 20

4

Exhibit No.	Exhibit	Incorporated by Reference	Filed Herewith
(p.4)	New Star Code of Conduct	Filed October 30, 2007, Post-Effective Amendment No. 36
(p.5)	Netols Asset Management, Inc. Code of Ethics and Personal Trading Policy	Filed October 27, 2006, Post-Effective Amendment No. 25
(p.6)	Sky Investment Counsel Inc. Code of Ethics	Filed August 31, 2007, Post Effective Amendment No. 34

_____________________________________________

*To be filed by post-effective amendment

5